UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

 of the Securities Exchange Act of 1934 (Amendment No. ________ )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
Health Enhancement Products, Inc.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
Common Stock, $.01 par value
(2)	Aggregate number of securities to which transaction applies:
4,226,231
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$14,087 based on 1/3 of the par value of the securities being distributed
(4)	Proposed maximum aggregate value of transaction:
$14,087
(5)	Total fee paid:
$3.00
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

HEPI PHARMACEUTICALS, INC.

PART I

INFORMATION INCLUDED IN INFORMATION STATEMENT

OF HEALTH ENHANCEMENT PRODUCTS, INC.

CROSS-REFERENCE SHEET BETWEEN INFORMATION STATEMENT

AND ITEMS OF FORM 10-SB

FORM 10-SB

ITEM	ITEM CAPTION	CAPTION IN INFORMATION STATEMENT

PART I

1.	Description of Business	Summary - The Company; Management's Discussion and Analysis or Plan of Operation; Description of Business

2.	Management’s Discussion and Analysis or Plan of Operation	Management's Discussion and Analysis or Plan of Operation

3.	Description of Property	Description of Property

4.	Security Ownership of Certain Beneficial Owners and Management	Voting Securities and Principal Holders thereof

5.	Directors, Executive Officers, Promoters And Control Persons	Directors, Executive Officers, And Control Persons

6.	Executive Compensation	Executive Compensation

7.	Certain Relationships and Related Transactions and Director Independence	Risk Factors; Certain Relationships and Related Transactions.

8	Description of Securities	Description of Securities

PART II

1.	Market Price of and Dividends on the HEPI Pharmaceuticals, Inc. Common Stock; Other Shareholder Matters

The Distribution -- Listing and Trading of Registrant's Common Equity and Other Shareholder Matters Other Risk Factors; Market Price of and Dividends on the Registrant’s Common Equity and Other Shareholder Matters

2.	Legal Proceedings	Legal Proceedings

3.	Changes in and Disagreements with Accountants	Not Applicable

4.	Recent Sales of Unregistered Securities	Recent Sales of Unregistered Securities

5.	Indemnification of Directors and Officers	Indemnification of Directors and Officers

PART F/S

Information Required by Item 310 of Regulation SB		Index to Financial Statements

PART III

1.	Index to Exhibits	Index to Exhibits

2.	Description of Exhibits	Description of Exhibits

PRELIMINARY INFORMATION STATEMENT

Health Enhancement Products, Inc.

7740 E. Evans Road

Scottsdale, AZ 85260

__________, 2007

Dear HEPI Shareholders:

As previously announced, the Board of Directors of Health Enhancement Products, Inc. ("HEPI") has authorized HEPI to distribute (the "Distribution")  to its shareholders of record on March 15, 2007 (the “Record Date”), 1 share of common stock of HEPI Pharmaceuticals, Inc.("HPharma"), its wholly-owned subsidiary, for each 10 shares of HEPI common stock outstanding on the record date.

Thus, if you were a shareholder of record of HEPI common stock on the Record Date, you will receive one share of HPharma common stock for every ten shares of HEPI common stock you own.  Fractional shares of HPharma will be rounded up to the next whole share.  You will receive your HPharma stock certificates in a separate mailing following the effectiveness of HPharma’s Form 10-SB Registration Statement.

It is anticipated that HPharma's common stock will be quoted on the NASD Inc’s OTC Bulletin Board.

HPharma is engaged in the research, development and commercialization of potential pharmaceutical opportunities derived from HEPI”s nutraceutical product, ProAlgaZyme (“PAZ”).  Recent clinical trial results concerning PAZ indicate that PAZ has the potential to have a significant impact on cholesterol levels, markers of inflammation, and immune system function  The HEPI Board of Directors believes that the Distribution is in the best interests of HEPI and HEPI's shareholders because the Distribution, among other things, should: (i) permit the management of each of HEPI and HPharma to focus on their respective core businesses without regard to the corporate objectives and policies of the other company; (ii) improve the near-term unconsolidated financial performance of HEPI by eliminating from HEPI's results of operations the expenses associated with developing HPharma's technologies; (iii) permit the financial community to focus separately on HEPI and HPharma and their respective business opportunities; (iv) provide HPharma with the potentially greater access to capital to finance its business; and (v) enhance the ability of HPharma to attract, retain and motivate its employees by offering economic incentives and rewards tied more directly to HPharma's performance.

The fair market value of the HPharma stock distributed to shareholders will be treated as a dividend for Federal income tax purposes to the extent of HEPI’s current or accumulated earnings and profits (“E&P Amount”).  To the extent the value of the HPharma stock distributed exceeds such E&P Amount, each shareholder’s adjusted basis in its HEPI stock will be reduced by the value of the HPharma stock received.   If the value of the HPharma stock received by a shareholder exceeds its basis in its HEPI stock, such excess would be treated as gain on the sale or exchange of HEPI stock.  It is not anticipated that HEPI will have any E&P Amount.  Accordingly, the distribution of HPharma stock is not expected to result in a dividend to shareholders.  Rather, it is expected that shareholders will reduce their adjusted basis in HEPI stock by the value of HPharma stock received (and recognize gain only to the extent such value exceeds such basis).

This Registration/Information Statement, which is being distributed to all owners of HEPI common stock in connection with the Distribution, describes the distribution transaction in detail and contains important information about HPharma, including financial statements and other financial information. Shareholders are encouraged to read this material carefully.

Holders of HEPI common stock are not required to take any action to participate in the Distribution. HEPI is not soliciting your proxy because shareholder approval of the Distribution is not required.

Very truly yours,

Thomas D. Ingolia

Chairman of the Board of Directors

Health Enhancement Products, Inc. and HEPI Pharmaceuticals, Inc.

PRELIMINARY INFORMATION STATEMENT

Health Enhancement Products, Inc.

___________________

This Registration/Information Statement is being furnished to the shareholders of Health Enhancement Products, Inc., a Nevada corporation ("HEPI"), in connection with HEPI’s distribution (the "Distribution") of shares of its wholly owned subsidiary, HEPI Pharmaceuticals, Inc. (“HPharma”) to holders of record of HEPI common stock on March 15, 2007 (the "Record Date").  HEPI will be distributing to persons who were shareholders on the Record Date one share of HPharma common stock, par value $.01 per share ("Common Stock”), for every ten shares of HEPI common stock owned on the Record Date. Fractional shares of Common stock will be rounded up to the next whole share.  Following the Distribution, HEPI will own 90% of the outstanding shares of Common Stock and the HEPI shareholders who participated in the Distribution will own in the aggregate 10% of the outstanding Common Stock.  It is anticipated that the Distribution will be effected as soon as practicable after the effectiveness of HPharma’s Registration Statement on Form 10-SB (the "Distribution Date"). Certificates representing the shares of Common Stock will be mailed to shareholders on the Distribution Date or as soon thereafter as practicable.

No consideration will be required to be paid by HEPI shareholders for the shares of Common Stock to be received by them in the Distribution, nor will they be required to surrender or exchange shares of HEPI common stock in order to receive HPharma Common Stock. The fair market value of the HPharma stock distributed to shareholders will be treated as a dividend for Federal income tax purposes to the extent of HEPI’s current or accumulated earnings and profits (“E&P Amount”).  To the extent the value of the HPharma stock distributed exceeds such E&P Amount, each shareholder’s adjusted basis in its HEPI stock will be reduced by the value of the HPharma stock received.   If the value of the HPharma stock received by a shareholder exceeds its basis in its HEPI stock, such excess would be treated as gain on the sale or exchange of HEPI stock.  It is not anticipated that HEPI will have any E&P Amount.  Accordingly, the distribution of HPharma stock is not expected to result in a dividend to shareholders.  Rather, it is expected that shareholders will reduce their adjusted basis in HEPI stock by the value of HPharma stock received (and recognize gain only to the extent such value exceeds such basis).

There is no current public trading market for the Common Stock.  It is anticipated that HPharma's common stock will be quoted on the NASD Inc’s OTC Bulletin Board.

IN REVIEWING THIS REGISTRATION/INFORMATION STATEMENT, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DESCRIBED UNDER THE CAPTION "RISK FACTORS".

NO VOTE OF SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THE DISTRIBUTION. THUS, WE AR ENOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE DATE OF THIS REGISTRATION/INFORMATION STATEMENT IS _________, 2007.

ADDITIONAL INFORMATION

Following the Distribution, HPharma will be required to comply with the reporting requirements of the Exchange Act and will file annual, quarterly and other reports with the Commission. HPharma will also be subject to the proxy solicitation requirements of the Exchange Act and will furnish holders of Common Stock annual reports containing consolidated financial statements prepared in accordance with generally accepted accounting principles and audited and reported on, with an opinion expressed, by an independent public accounting firm.

No person is authorized to give any information or to make any representations other than those contained in this Registration/Information Statement, and if given or made, such information or representations must not be relied upon as having been authorized. This Registration/Information Statement does not constitute an offer to sell or a solicitation of any offer to buy any securities. This Registration/Information Statement presents information concerning HPharma believed by HEPI to be accurate as of the date set forth on the cover hereof. This Registration/Information Statement presents information concerning HEPI believed by HEPI to be accurate as of the date set forth on the cover hereof. Changes may occur in the presented information after that date. Neither HPharma nor HEPI plans to update said information except in the course of fulfilling their respective normal public reporting and disclosure obligations.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties, including, but not limited to:

•	inability to raise funds for product research and development;

•	inability to identify, develop or obtain, and introduce new products;

•	inability to successfully conduct clinical and preclinical trials for any new products;

•	competitive pressures from existing competitors and new entrants;

•

enactment of adverse state or federal legislation or regulation that increases the costs of compliance or requisite regulatory approvals, or adverse findings by a regulator with respect to existing operations;

•	our ability to obtain required regulatory approvals to develop and market potential products;

•	our ability to execute our development plan on time and on budget; and

•	inability to secure partners for development and marketing of pharmaceutical opportunities

Forward-looking statements may include the words “may,” “could,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “desire,” “goal,” “should,” “objective,” “seek,” “plan,” “strive” or “anticipate,” as well as variations of such words or similar expressions, or the negatives of these words. These forward-looking statements present our estimates and assumptions only as of the date of this Registration/Information Statement. Except for our ongoing obligation to disclose material information as required by the federal securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

We caution readers not to place undue reliance on any such forward-looking statements. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes will likely vary materially from those indicated. For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please refer to the section entitled “Risk Factors.”

For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," "intends" and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements. The factors that could cause or contribute to such differences include without limitation those discussed in "Risk Factors" herein, as well as those discussed elsewhere in this Registration /Information Statement.

SUMMARY

The following summary is qualified in its entirety by the more detailed information, including "Risk Factors," and the Financial Statements and the Notes thereto, appearing elsewhere in this Registration/Information Statement.  This Registration/Information Statement serves as the Registration Statement on Form 10-SB of HEPI Pharmaceuticals, Inc. and as an Information Statement of Health Enhancement Products, Inc. under Regulation 14C of the Securities Exchange Act of 1934, as amended.    References to “this Registration/Information Statement” include the Form 10-SB of HEPI Pharmaceuticals, Inc. and the Information Statement of Health Enhancement Products, Inc.

THE COMPANY

HEPI Pharmaceuticals, Inc. (“HPharma” or the “Company”) was incorporated January 10, 2007.  Our executive offices are located at 7740 E. Evans Road, Scottsdale, AZ  85260. Our telephone number is (480) 385-3800.  ProAlgaZyme ® and PAZ ® are registered trademarks of Health Enhancement Products, Inc. Any other trade names and trademarks appearing in this Registration/Information Statement are the property of their respective owners

We are engaged in the research, development and commercialization of the potential pharmaceutical drug opportunities, principally derived from HEPI’s nutraceutical product ProAlgaZyme (“PAZ”). Based on biochemical, cellular, animal, and human clinical data derived using PAZ, we believe that value can be created through the characterization, patenting and pre-clinical and clinical testing of individual chemicals derived from PAZ.  We entered into a Pharmaceutical Development Agreement with HEPI to secure the exclusive rights to the potential pharmaceutical opportunities presented by PAZ.

Our strategy is to utilize Contract Research Organizations (“CRO’s) to carry out the research necessary to establish and develop potential pharmaceutical opportunities.  Our management has experience managing such projects, and will endeavor to advance the research and development until sufficient value is created to facilitate a suitable collaboration with a pharmaceutical or biotechnology company to complete the development and regulatory approval process for the potential pharmaceutical opportunities.  We believe that this strategy will create significant marketing and financial advantages for us.

THE DISTRIBUTION

Distributing Company

Health Enhancement Products, Inc. (“HEPI”).  As used in this Registration/Information Statement, the term"HEPI" refers to Health Enhancement Products, Inc. and its subsidiaries(other than HEPI Pharmaceuticals, Inc.), unless the context requires otherwise.  As used in this Registration/Information Statement, the term "the Company" or "HPharma" refers to HEPI Pharmaceuticals, Inc. and its subsidiaries, unless the context requires otherwise.

Common Stock to be Distributed

Approximately 4.2 million shares of common stock of HEPI Pharmaceuticals, Inc (“HPharma”), representing 10% of the outstanding shares of Common Stock of HPharma. Immediately after the Distribution, HEPI will own 90% of the outstanding shares of Common Stock.

Distribution

On the Distribution Date or as soon thereafter as practicable, the Distribution Agent (as defined below) will begin distributing certificates representing Common Stock to the shareholders of HEPI on the Record Date. HEPI shareholders will not be required to make any payment or to take any other action to receive Common Stock.

Distribution Ratio	One share of Common Stock for every ten shares of HEPI common stock owned on the Record Date.

Record Date	March 15, 2007.

Distribution Date	As soon as practicable after the effectiveness of our registration statement on Form 10-SB.

Distribution Agent	Interwest Transfer Company, Inc.

Fractional Share Interests

No certificates representing fractional shares of Common Stock will be issued. HEPI shareholders entitled to receive less than a full share of Common Stock will have the number of shares rounded up to the next whole number of shares. See "The Distribution -- Manner of Effecting the Distribution."

Trading Market	It is anticipated that the Common Stock will be quoted on the NASD Inc.’s OTC Bulletin Board. There is no current public trading market for the Common Stock.

Reasons for formation of HPharma.

HEPI Board of Directors believes that the formation of HPharma is in the best interests of  HEPI and HEPI's shareholders because, among other things, it should (i) permit the financial community to focus separately on HEPI and the Company and their respective business opportunities; (ii) provide the Company with the opportunity to obtain greater access to capital to finance its business; and (iii) enhance the ability of the Company to attract, retain and motivate its employees by offering economic incentives and rewards tied more directly to the Company's performance.

Reasons for the Distribution

The HEPI Board of Directors believes that the Distribution is in the best interests of HEPI and HEPI's shareholders because the Distribution, among other things, will give shareholders the investment flexibility to focus their investment in the pharmaceutical area (HPharma stock) or in the nutraceutical area (HEPI stock), or participate in both.

Tax Consequences

The fair market value of the HPharma stock distributed to shareholders will be treated as a dividend for Federal income tax purposes to the extent of HEPI’s current or accumulated earnings and profits (“E&P Amount”).  To the extent the value of the HPharma stock distributed exceeds such E&P Amount, each shareholder’s adjusted basis in its HEPI stock will be reduced by the value of the HPharma stock received.   If the value of the HPharma stock received by a shareholder exceeds its basis in its HEPI stock, such excess would be treated as gain on the sale or exchange of HEPI stock.  It is not anticipated that HEPI will have any E&P Amount. Accordingly, the distribution of HPharma stock is not expected to result in a dividend to shareholders.  Rather, it is expected that shareholders will reduce their adjusted basis in HEPI stock by the value of HPharma stock received (and recognize gain only to the extent such value exceeds such basis).

Relationship with HEPI

HPharma has under the Pharmaceutical Development Agreement with HEPI the exclusive right to develop the potential pharmaceutical applications related to ProAlgaZyme, the principal product of HEPI.  HPharma intends to execute a Services Agreement with HEPI under which it will rent space and utilize services including management, accounting, and operational support provided by HEPI.

Dividend Policy	The Company currently does not intend to pay cash dividends on the Common Stock. See "Risk Factors - Absence of Dividends."

Risk Factors	The shares of Common Stock to be issued in the Distribution involve a high degree of risk. Shareholders should carefully consider the matters discussed under the section entitled "Risk Factors."

THE REGISTRATION AND DISTRIBUTION

BACKGROUND OF HPHARMA AND THE REGISTRATION AND DISTRIBUTION

In January, 2007, HEPI announced the formation of a wholly owned subsidiary, HEPI Pharmaceuticals, Inc (the Company, or “HPharma”).  In March 2007, HEPI announced its intent, subject to the satisfaction of certain conditions, to distribute partial ownership interest in the Company by means of the Distribution.

The HEPI Board of Directors believes that formation of HPharma was in the best interests of HEPI and HEPI's shareholders because , among other reasons, it should (i) permit the financial community to focus separately on HEPI and the Company and their respective business opportunities; (ii) provide the Company with the opportunity to obtain greater access to capital to finance its business; and (iii) enhance the ability of the Company to attract, retain and motivate its employees by offering economic incentives and rewards tied more directly to the Company’s performance.

The HEPI Board of Directors believes that the Distribution is in the best interests of HEPI and HEPI's shareholders because the Distribution, among other things, will give shareholders the investment flexibility to focus their investment in the pharmaceutical area (HPharma stock) or in the nutraceutical area (HEPI stock), or participate in both.

Thomas D. Ingolia, our CEO and Chairman, Janet C Crance, our Chief Accounting Officer and a director, and John Gorman, a director, will each receive shares in the Distribution by virtue of their ownership of HEPI shares, on the same basis of all other HEPI shareholders.

The Company believes that there are a number of risks and uncertainties associated with ownership of the Common Stock, including risks related to the Company’s inability to access any resources of HEPI following the Distribution, as well as HEPI’s current inability to fund HPharma. For a discussion of these risks and uncertainties, see "Risk Factors”.

The Company and HEPI have entered into or will, on or prior to the completion of the Distribution, enter into agreements that govern various interim and ongoing relationships. These agreements include (i) a Pharmaceutical Development Agreement defining the terms and conditions under which HPharma will develop the potential pharmaceutical applications of ProAlgaZyme and (ii) a Services Agreement, pursuant to which HEPI will continue on an interim basis to provide specified services to the Company for specified consideration.

MANNER OF EFFECTING THE DISTRIBUTION

HEPI will effect the Distribution following the Distribution Date by providing for the delivery of the Common Stock to the Distribution Agent for distribution to the owners of record of HEPI common stock on the Record Date. The Distribution will be made on the basis of one share of Common Stock for every ten shares of HEPI Common Stock outstanding on the Record Date. The shares of Common Stock will be fully paid and non-assessable, and the owners thereof will not be entitled to preemptive rights. See "Description of Capital Stock." Certificates representing Common Stock will be mailed to HEPI shareholders on the Distribution Date or as soon thereafter as practicable.     No certificates or scrip representing fractional shares of Common Stock will be issued to HEPI shareholders as part of the Distribution.

After the Distribution, holders of HEPI common stock will continue to hold their shares of HEPI common stock and, if such shareholders were shareholders of record on the Record Date, they will also hold shares of Common Stock. No holder of HEPI common stock will be required to pay any cash or other consideration for the shares of Common Stock received in the Distribution or to surrender or exchange shares of HEPI common stock in order to receive shares of Common Stock. The Distribution will not affect the number of, or the rights attached to, outstanding shares of HEPI common stock.

After the Distribution, HEPI and the HEPI stockholders on the Record Date will own 90% and 10%, respectively, of the shares of Common Stock and it is anticipated that the Company will operate as a publicly owned corporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

The fair market value of the HPharma stock distributed to shareholders will be treated as a dividend for Federal income tax purposes to the extent of HEPI’s current or accumulated earnings and profits (“E&P Amount”).  To the extent the value of the HPharma stock distributed exceeds such E&P Amount, each shareholder’s adjusted basis in its HEPI stock will be reduced by the value of the HPharma stock received.   If the value of the HPharma stock received by a shareholder exceeds its basis in its HEPI stock, such excess would be treated as gain on the sale or exchange of HEPI stock.  It is not anticipated that HEPI will have any E&P Amount.  Accordingly, the distribution of HPharma stock is not expected to result in a dividend to shareholders.  Rather, it is expected that shareholders will reduce their adjusted basis in HEPI stock by the value of HPharma stock received (and recognize gain only to the extent such value exceeds such basis).

THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES THAT MAY APPLY TO ALL CATEGORIES OF SHAREHOLDERS.  ALL SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS THE PARTICULAR TAX CONSEQUENCES OF THE DISTRIBUTION TO THEM, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND FOREIGN LAWS.

LISTING AND TRADING OF HPHARMA COMMON STOCK

Prior to the Registration and Distribution, there has been no public market for the Common Stock, and no history of trading prices to report. There can be no assurance that any trading market will develop or, if a market develops, the prices at which the Common Stock will trade after the Distribution Date.

It is anticipated that the Common Stock will be quoted on the NASD Inc.’s OTC Bulletin.  Based on the number of holders of record of HEPI common stock as of March 15, 2007, HPharma is expected to initially have approximately 600 shareholders of record on the Distribution Date. The transfer agent and registrar for the Common Stock will be Interwest Transfer Company, Inc.  No cash dividends have ever been declared on the Common Stock.  There are no restrictions on our ability to pay dividends, subject to compliance with applicable laws.

There are no outstanding warrants or options to purchase, or securities convertible into, our common equity.  We have not agreed to register any shares of Common stock for resale under the Securities Act of 1933, as amended (“Securities Act”).  There are no compensation plans (including individual compensation arrangements) under which our equity securities are presently authorized for issuance.

It is anticipated that the Common Stock distributed to HEPI's shareholders will be freely Transferable, except for shares received by persons who may be deemed to be "affiliates" of HPharma or HEPI, within the meaning of the Securities Act.  Persons who may be deemed to be affiliates of HPharma after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with HPharma, and include the directors and executive officers of HEPI and HPharma and affiliates of HEPI. All the shares of Common Stock held by affiliates of HPharma may generally only be resold (i) in compliance with the applicable provisions of Rule 144 under the Securities Act, (ii) under an effective registration statement under the Securities Act, or (iii) pursuant to an exemption from the registration requirements of the Securities Act. Under Rule 144, an affiliate is entitled to sell, within any three-month period, a number of shares of Common Stock that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly trading volume of the Common Stock during the four calendar weeks preceding the date on which notice of such sale was filed under Rule 144, provided certain requirements concerning availability of public information, manner of sale and notice of sale are satisfied.

After the Distribution, the approximate number of shares of HPharma Common Stock issued and outstanding will be 42 million, of which approximately 2 million shares will be held by affiliates and eligible for resale under Rule 144 of the Securities Act.

RISK FACTORS

Holding the Common Stock involves a high degree of risk. You should carefully consider the risks described below together with all of the other information included in this Registration Statement. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price (if any) of the Common Stock could decline, and you may lose all or part of your investment.

Risks Related To Our Business

WE HAVE A NO OPERATING HISTORY AND OUR FINANCIAL RESULTS ARE UNCERTAIN.

We have no operating history and face all of the risks inherent to a new business. Because of our lack of operating history and the uncertainty associated with our business, it is difficult to accurately forecast our potential revenue. Our revenue and income potential is unproven and we may never develop a salable pharmaceutical product. Therefore, there can be no assurance that we will provide a return on investment in the future. An investor in our Common Stock must consider the challenges, risks and uncertainties frequently encountered in the establishment of new technologies and products in the pharmaceutical sector. These challenges include our ability to:

•	access capital when required;

•	execute our business model;

•	achieve our key research and development milestones;

•	enter into relationships with other pharma companies; and

•	attract and retain key personnel.

Our lack of operating history and the uncertainty associated with the development of potential pharmaceutical applications makes an investment in the Common Stock highly risky.

WE WILL NEED FUNDING ALMOST IMMEDIATELY , AND IF WE ARE UNABLE TO RAISE CAPITAL WHEN NEEDED, WE MAY BE FORCED TO DELAY, REDUCE OR ELIMINATE OUR PRODUCT DEVELOPMENT PROGRAMS OR COMMERCIAL EFFORTS.  ADDITIONAL FINANCING WILL BE DILUTIVE.

Developing pharmaceutical products and seeking approvals for such products from regulatory authorities is costly. The Company has no near-term expectation of revenues, and expects to incur substantial losses and negative cash flows until one or more of the components of PAZ can be sold or licensed.  It is expected that this process will take up to one to two years.  We will need to raise substantial additional capital almost immediately in order to execute our business plan and fund the development and commercialization of our potential pharmaceutical product candidates. We may not be able to obtain the funding we need on terms acceptable to us.  If we are unable to obtain necessary funding, we will be unable to continue as a going concern, in which case you will suffer a total loss of your investment.

We may need to finance future cash needs through public or private equity offerings, debt financings or strategic collaboration and licensing arrangements. To the extent that we raise additional funds by issuing equity securities, our stockholders will experience dilution, and debt financing, if available, may involve restrictive covenants. If we raise additional funds through collaboration and licensing arrangements, it may be necessary to relinquish some rights to any products, technologies or our development projects or to grant licenses on terms that are not favorable to us. We cannot be certain that additional funding will be available on acceptable terms, or at all. If adequate funds are not available , we may consider additional strategic financing options, including sales of assets (such as rights to any specialty pharmaceutical products we may develop), or we may be required to delay, reduce the scope of, or eliminate one or more of our research or development programs or curtail some of our commercialization efforts. We may seek to access the public or private equity markets whenever conditions are favorable, even if we do not have an immediate need for additional capital.

THERE IS SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

Our auditor’s report indicates that certain factors raise substantial doubt about our ability to continue as a going concern.  Our auditors issued a going concern opinion because:

•

we incurred a substantial loss from operations;

•

we have a working capital deficiency; and

•

we have not generated any revenue.

As of May 31, 2007, we had no cash and a working capital deficiency of $130,568.  These conditions raise substantial doubt about our ability to continue as a going concern.  HEPI, on which we are highly dependent for financial support and resources, has an immediate and urgent need for capital and is not currently in a position to provide us funds.  If HEPI is unable to raise capital almost immediately, it will be unable to provide us with the support and resources we need to continue our operations, in which case our operations would probably cease and you would lose your entire investment.

We cannot assure you that we will be able to generate internally or raise sufficient funds from external sources to continue our operations, or that our auditor’s will not issue another going concern opinion.  Our failure to generate sufficient additional funds when required, either through external financing or from operations, would have a material adverse effect on our business and financial condition and on our ability to continue as a going concern.

ACHIEVING POSITIVE CLINICAL RESULTS IS HIGHLY UNCERTAIN

The clinical results to date from testing of PAZ have indicated the potential for useful activity and suitable safety.  Additional testing is necessary and is underway.  If activity is not found, or safety issues are observed in the new trials, the ability of individual components to be developed as pharmaceutical agents will be compromised, which would adversely affect our business.  In addition, negative results may make it more difficult, if not impossible, for us to get the funding to carry out our strategic plan and to maintain our operations.

OUR TECHNICAL SUCCESS DEPENDS ON OUR ABILITY TO IDENTIFY SUITABLE NOVEL AGENTS FROM PAZ

The Company’s principal asset is the license to the pharmaceutical rights to the ingredient(s) in PAZ.  Developing and maintaining any value for our shareholders depends on our ability to identify suitable development candidates from PAZ.  Our ability to do so could be compromised if a) the ingredient(s) of PAZ are unstable to the purification and characterization process; b) the ingredient(s) of PAZ are not identifiable, either because of technical challenges associated with the chemical structure or low quantities present in PAZ, or both; c) the ingredient(s) of PAZ are not unique, and instead are already known and proprietary to other organizations, thereby making them unavailable to us for further development; d) the ingredient(s) of PAZ may not have satisfactory characteristics for pharmaceutical development, such as pharmacokinetic, toxicological, formulation, and other traits; e) the individual ingredient(s) from PAZ may not have the activity of the original mixture; for example, the activity of PAZ could be due to the synergistic interactions of more than one agent, thereby making the pharmaceutical development difficult or not feasible; or f) the individual ingredient(s) from PAZ may not have the safety profile of PAZ itself; for example, the presence of one or more agents in PAZ may prevent the toxicity of the active component from being demonstrated, and upon purification the component with the desired activity could have an unacceptable toxicity profile.

THE VIABILITY OF HEPI COULD AFFECT OUR ABILITY TO ACHIEVE OUR STRATEGIC MILESTONES

HEPI has a history of losses and has an immediate need for additional funding to continue operations.  If HEPI is unable to obtain funding and ceases operations, the availability of starting material for the purification and characterization of the components of PAZ may be compromised and HEPI would no longer provide financial or operational support to us.  Currently, the Company is able to secure starting material as a by-product of the manufacture of the nutraceutical product, ProAlgaZyme.  If this source of starting material is compromised, we may require more resources to produce the starting material itself, and may encounter difficulties producing the material.  Without financial or operational support from HEPI, we may be unable to continue as a going concern.

POTENTIAL CONFLICTS OF INTEREST WITH HEPI MAY INTERFERE WITH OUR ABILITY TO ACCOMPLISH OUR KEY GOALS

Conflicts of interest may arise between us and HEPI in a number of areas relating to our past and ongoing relationships, including the manufacture and testing of ProAlgaZyme.  There could be situations in which the acquisition of certain information about ProAlgaZyme or its ingredient(s) would benefit one entity but would not be in the best interests of the other.

In anticipation of the Distribution, we and HEPI have entered into a Pharmaceutical Development Agreement. As a result of HEPI's ownership interest in us, the terms of this agreement was not the result of an arm's-length negotiation.

Our directors are currently also directors of HEPI. While new director appointments are currently being sought for both entities, any directors of the Company who are also directors of HEPI may have conflicts of interest with respect to matters potentially or actually involving or affecting us and HEPI, such as acquisitions, financings and other corporate opportunities that may be suitable for us and HEPI. To the extent that such opportunities arise, such directors may consult with legal counsel and make a determination after consideration of a number of factors, including whether such opportunity is presented to either of such directors in his capacity as our director, whether such opportunity is within our line of business or consistent with our strategic objectives and whether we will be able to undertake or benefit from such opportunity. In addition, determinations may be made by our Board of Directors, when appropriate, by the vote of the disinterested directors only. Notwithstanding the foregoing, conflicts may not be resolved in favor of the Company. See "Arrangements between the Company and HEPI."

OBTAINING LICENSING AND DEVELOPMENT PARTNERS MAY BE DIFFICULT AND NEGATIVELY IMPACT OUR BUSINESS

Our intention is to realize the value, if any, from development of the potential pharmaceutical opportunities of PAZ, by licensing and/or selling rights to individual product opportunities to pharmaceutical or biotechnology partners with development and marketing resources.  Any value from these projects will be realized through these partnerships, potentially in the form of up-front licensing fees, research support, milestones, royalties, and other payments.  We may not be able to find a partner willing to participate in these projects.  While there is currently interest in the pharmaceutical industry in agents with the activity and safety profiles indicated by the nutraceutical product, PAZ, there may not be interest in these activities if and when pharmaceutical opportunities derived from ProAlgaZyme are developed sufficiently to realize significant value from licensing and partnering arrangements.

GOVERNMENT REGULATION; NO ASSURANCE OF REGULATORY APPROVAL

The development, clinical testing, manufacture, marketing and sale of pharmaceutical products are subject to extensive federal, state and local regulation in the United States. We cannot predict the extent to which we may be affected by legislative and regulatory actions and developments concerning various aspects of its operations, its products and the health care field generally. All new prescription drugs must be approved by the FDA before they can be introduced into the market in the United States. These approvals are based on manufacturing, chemistry and control data, as well as safety and efficacy studies and/or bioequivalence studies. The generation of the required data is regulated by the FDA and is time-consuming and expensive, and we cannot assure you that the results will be sufficient to secure necessary approvals.

Our strategic plan involves partial development of newly discovered opportunities, followed by the licensing and/or sale of some or all of the partially developed opportunities.  We currently plan to develop one or more of the opportunities into early human clinical testing (Phase 1 and Phase 2 clinical tests).  The ability to conduct human clinical tests depends on receipt of approval from the regulatory agencies after submission of an Investigational New Drug (“IND”) application.  We may not be able to secure this approval, in which case our development efforts would be adversely affected.  Also, there can be substantial delays in obtaining approval, including the need to generate and submit additional data. Data submitted to the FDA is often susceptible to varying interpretations that could delay, limit or prevent regulatory approval. Also, delays or rejections may be encountered during any stage of the regulatory approval process based upon the failure of clinical data to demonstrate compliance with, or upon the failure of the product to meet, the FDA's requirements for safety, efficacy and quality; and those requirements may become more stringent due to changes in regulatory agency policy or the adoption of new regulations.  If we encounter significant delays or are unable obtain necessary approvals, it is likely that there will be a material adverse affect on our business.

THE LOSS OF KEY EXECUTIVES AND FAILURE TO ATTRACT QUALIFIED MANAGEMENT COULD ADVERSELY AFFECT OUR BUSINESS.

We depend highly upon our senior management team. We will continue to depend on operations management personnel with pharmaceutical and scientific industry experience. At this time, we do not know of the availability of such experienced management personnel or how much it may cost to attract and retain such personnel. The loss of the services of any member of senior management or the inability to hire experienced operations management personnel could have a material adverse effect on our financial condition and results of operations.

WE ARE DEPENDENT ON THIRD PARTIES FOR THE DEVELOPMENT AND SUPPLY OF OUR PRODUCT CANDIDATES

We currently rely on third-party contract research and development firms to analyze our potential product candidates. We are or will be substantially dependent on third parties in connection with our current and future product candidates.

Our ability to commercialize any products we develop with our partners and generate revenues from product sales depends on our partners’ ability to assist us in establishing the safety and efficacy of our product candidates, obtaining and maintaining regulatory approvals and achieving market acceptance of any products we are able to commercialize. Our partners may elect to delay or terminate development of one or more product candidates, independently develop products that could compete with ours or fail to commit sufficient resources to the marketing and distribution of any products developed through their strategic relationships with us. If our partners fail to perform as we expect, our potential for revenue from products developed through our strategic relationships could be dramatically reduced.

The risks associated with our reliance on contract research and development include the following:

• Contract research and development organizations may encounter difficulties in overcoming technical hurdles, and also may experience shortages in qualified personnel and obtaining critical raw materials.

• Contract research and development organizations may breach the agreements that we or our development partners have entered into because of factors beyond our control, or may terminate or fail to renew an agreement based on their own business priorities, at a time that is costly or inconvenient for us.

If we are not able to obtain adequate supplies of any future products, it will be more difficult for us to develop our product candidates and compete effectively. If we or any of our third-party development partners are unable to continue to access sufficient supply from our third-party contract manufacturers, we may not be able to find another suitable source of supply that meets our need to manufacture products. Dependence upon third parties for the manufacture of our product candidates may reduce our profit margins, if any, on the sale of our products, and may limit our ability to develop and deliver products on a timely and competitive basis, which could increase costs and delay our ability to generate revenue.

WE ARE EXPOSED TO THE RISK OF LIABILITY CLAIMS, FOR WHICH WE MAY NOT HAVE ADEQUATE INSURANCE.

Since we intend to participate in the pharmaceutical industry, we may be subject to liability claims by employees, customers, end users and third parties. Though we do not currently have product liability insurance, we intend to have proper insurance in place, if and when we commence the sale of a pharmaceutical product; however, there can be no assurance that any liability insurance we have or purchase will be adequate to cover claims asserted against us or that we will be able to maintain such insurance in the future. We intend to adopt prudent risk management programs to reduce these risks and potential liabilities; however, there can be no assurance that such programs, if and when adopted, will fully protect us. Adverse rulings in any legal matters, proceedings and other matters could have a material adverse effect on our business.

OTHER COMPANIES MAY CLAIM THAT WE HAVE INFRINGED UPON THEIR INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS.

We do not believe that our planned products or processes violate third-party intellectual property rights. Nevertheless, claims relating to violation of such rights may be asserted against us by third parties. If any of our products or processes is found to violate third-party intellectual property rights, we may be required to re-engineer or cause to be re-engineered one or more of those products or processes, or seek to obtain licenses from third parties to continue offering any products or processes without substantial re-engineering, and such efforts may not be successful.

In addition, future patents, upon which our technology may infringe, may be issued to third parties. We may incur substantial costs in defending against claims under any such patents. Furthermore, parties making such claims may be able to obtain injunctive or other equitable relief, which effectively could block our ability to further develop or commercialize our product in the United States or abroad, and could result in the award of substantial damages against us. In the event of a claim of infringement, we may be required to obtain one or more licenses from third parties. We may not be able to obtain such licenses at a reasonable cost, if at all. Defense of any lawsuit or failure to obtain any such license could have a material adverse effect on our business.

OUR SUCCESS DEPENDS ON OUR ABILITY TO PROTECT OUR PROPRIETARY TECHNOLOGY.

We believe that patent protection of any discoveries arising from the research and development work done on ProAlgaZyme is critical to our business strategy and that our success will depend, in part, on our ability to obtain and defend patent protection, maintain trade secret protection and operate without infringing on the rights of others. The industry highly values the exclusivity that is conferred by adequate patent protection, and our ability to secure profitable partnerships and licenses is dependent on our obtaining and defending patents for newly discovered compounds. If we are unable to obtain and protect our patent rights or if we infringe the patent or proprietary rights of others, there could be a material adverse effect on our business, financial condition and results of operations.  Legal fees and other expenses necessary to obtain and maintain appropriate patent protection could be material. Insufficient funding may inhibit our ability to obtain and maintain such protection. Additionally, if we must resort to legal proceedings to enforce our intellectual property rights, the proceedings could be burdensome and expensive, and could involve a high degree of risk to our proprietary rights if we are unsuccessful in, or cannot afford to pursue, such proceedings.

Additionally, we may, from time to time, support and collaborate in research conducted by universities and governmental research organizations. We may not be able to acquire exclusive rights to the inventions or technical information derived from such collaborations, or disputes may arise with respect to rights in derivative or related research programs conducted by us or such collaborators.

Because the patent positions of pharmaceutical and biotechnology companies are highly uncertain and involve complex legal and factual questions, any future patents owned and licensed by us may not prevent other companies from developing competing products or ensure that others will not be issued patents that may prevent the sale of any of our then products or require licensing and the payment of significant fees or royalties. Furthermore, to the extent that: (i) any of our future products or methods are not patentable; (ii) such products or methods infringe upon the patents of third parties; or (iii)  future patents fail to give us an exclusive position in the subject matter to which such patents relate, we will be adversely affected. We may be unable to avoid infringement of third-party patents and may have to obtain a license, or defend an infringement action and challenge the validity of such patents in court. A license may be unavailable on terms and conditions acceptable to us, if at all. Patent litigation is costly and time consuming, and we may be unable to prevail in any such patent litigation or devote sufficient resources to even pursue such litigation. If we do not obtain a license under such patents, are found liable for infringement and are not able to have such patents declared invalid, we may be liable for significant monetary damages, encounter significant delays in bringing products to market or may be precluded from participating in the manufacture, use or sale of products or methods of treatment requiring such licenses.

OUR FUTURE GROWTH MAY BE INHIBITED BY THE FAILURE TO IMPLEMENT NEW TECHNOLOGIES.

Our future growth is partially tied to our ability to improve our knowledge and implementation of pharmaceutical technologies. If we are unable to successfully implement commercially viable pharmaceutical technologies in response to market conditions in a manner that is responsive to the demands of the marketplace, there could be a material adverse effect on our business.

INTENSE COMPETITION AND THE RISK OF TECHNOLOGICAL CHANGE MAY AFFECT OUR ABILITY TO ACHIEVE FINANCIAL SUCCESS

The pharmaceutical industry is highly competitive and is affected by new technologies, governmental regulations, health care legislation, availability of financing, litigation and other factors.  Many of our competitors have longer operating histories and greater financial, marketing, legal and other resources than we have.  We expect to be subject to competition from numerous other entities that currently operate or intend to operate in the pharmaceutical industry, including companies that engage in the development of pharmaceutical opportunities for the treatment of high cholesterol, inflammation, and infections.

Since most of the research and development work in the pharmaceutical and biotechnology industry is maintained as confidential information and as trade secrets, there could be other research and development efforts studying the same starting material.  If other entities are able to obtain intellectual property protection for agents in ProAlgaZyme before we are able to file our own patents, we may be prevented from commercializing these opportunities.

Risks Related To Our Common Stock

NO PRIOR PUBLIC MARKET; POTENTIAL VOLATILITY OF STOCK PRICE

Prior to the Distribution, there has been no public market for the HPharma Common Stock. There may never be a public market for the Common Stock.  We cannot predict the prices, if any, at which the Common Stock will trade after the Distribution Date.

Immediately following the Distribution, shareholders of HEPI on the Record Date will own in the aggregate 10% of the shares of Common Stock outstanding.  It is anticipated that all such shares, except those held by affiliates of HPharma, will be eligible for immediate resale in the public market. We are unable to predict whether substantial amounts of Common Stock will be sold in the open market following the Distribution. Sales of substantial amounts of Common Stock in the public market, or the perception that such sales might occur, whether as a result of the Distribution or otherwise, could materially adversely affect the market price of the Common Stock.

The market prices for securities of pharmaceutical, biopharmaceutical and biotechnology companies have historically been highly volatile. The market from time to time experiences significant price and volume fluctuations that are unrelated to the operating performance of particular companies. In addition, factors such as fluctuations in our operating results, future sales of Common Stock, announcements of technological innovations or new therapeutic products by the Company or its competitors, announcements regarding collaborative agreements, clinical trial results, government regulation, developments in patent or other proprietary rights, public concern as to the safety of any drugs developed by us or others, changes in reimbursement policies, comments made by securities analysts and general market conditions can have an adverse effect on the market price of the Common Stock. In particular, the realization of any of the risks described in these "Risk Factors" could have a significant and adverse impact on such market price.

ABSENCE OF DIVIDENDS

We have not paid any dividends on our Common Stock since inception and we do not anticipate paying any cash or other dividends in the foreseeable future. See "Dividend Policy."

BECAUSE WE ARE SUBJECT TO THE PENNY STOCK RULES, SALE OF OUR COMMON STOCK BY INVESTORS MAY BE DIFFICULT.

We anticipate being subject to the SEC’s “penny stock” rules. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the purchaser with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson and monthly account statements showing the market value of each penny stock held in the purchaser’s account. The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the purchaser orally or in writing prior to completing the transaction, and must be given to the purchaser in writing before or with the purchaser’s confirmation.

In addition, the penny stock rules require that prior to a transaction, the broker and/or dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for our common stock. As long as our common stock is subject to the penny stock rules, the holders of our common stock may find it more difficult to sell their securities.

OUR PRINCIPAL STOCKHOLDER HAS THE ABILITY TO EXERT SIGNIFICANT CONTROL IN MATTERS REQUIRING STOCKHOLDER VOTE AND COULD DELAY, DETER OR PREVENT A CHANGE IN CONTROL OF OUR COMPANY.

HEPI will own approximately 90% of our outstanding common stock after the Distribution.  Consequently, HEPI will be able to control the election of directors and other matters presented for a vote of stockholders. HEPI could delay, deter or prevent a change in control or other business combination that might otherwise be beneficial to our other stockholders. In deciding how to vote on such matters, HEPI may be influenced by interests that conflict with those of other stockholders. As a result, investors who purchase our common stock should be willing to entrust all aspects of operational control to HEPI and its management team.

DIVIDEND POLICY

We have never paid cash dividends on our Common Stock. We presently intend to retain any earnings for use in the operation of our business, and therefore we do not anticipate paying any cash dividends in the foreseeable future.

DESCRIPTION OF BUSINESS

BUSINESS DEVELOPMENT

HEPI Pharmaceuticals, Inc. (“HPharma”) was established in January, 2007, as a wholly owned subsidiary of Health Enhancement Products, Inc. (“HEPI”).  The purpose of HPharma is to develop potential pharmaceutical applications for HEPI’s primary product, ProAlgaZyme (PAZ). In connection with the formation of HEPI Pharma, we entered into a Pharmaceutical Development Agreement with HEPI. Under the Development Agreement, we were granted the right to develop the potential pharmaceutical applications of PAZ and its derivatives. In exchange for these rights, HEPI became our sole stockholder and is entitled to certain payments based on our attainment of specified development milestones and sales revenues.  We Are currently in the research and development phase and do not have any salable products.

OUR BUSINESS DEVELOPMENT STRATEGY

Our strategy is to focus on the purification, characterization, intellectual property protection, pre-clinical development, and early clinical development of one or more chemicals in PAZ.  If we are able to secure positive data from Phase 1 and Phase 2 clinical studies, we intend to license or sell the opportunity to a pharmaceutical or biotechnology company with the development and marketing resources to take the opportunities into the pharmaceutical marketplace.

PRELIMINARY TRIALS DEVOTED TO PROALGAZYME®

Our research and development efforts center on the development of potential pharmaceutical applications of ProAlgaZyme® (“PAZ”).  PAZ is produced by growing a proprietary set of microbes, including algae, and filtering and bottling the liquid.  Typically, customers take 2 to 4 oz per day.  Numerous anecdotal reports of benefits (including reduction of inflammation, resistance to infections, and tolerance of chemotherapy treatment) were received over the past approximately 15 years.  In 2003, Health Enhancement Corporation, currently HEPI’s wholly owned subsidiary (“HEC”), acquired all the rights to PAZ, and HEPI acquired HEC. Since then, HEPI has devoted resources to manufacturing and research and development.

In 2006, HEPI initiated clinical trials.  One study involved participants with Metabolic Syndrome, a condition typified by metabolic and lipid imbalances.  Positive results (p=0.05 or better) were seen in the key prospective markers, including cholesterol levels, cholesterol ratios, and C-reactive protein levels (a marker of inflammation).  The second study involved patients infected with HIV virus.  Patients were broken up into high and low dose groups.  High dose groups showed positive results in the key prospective markers, including reduction in viral load and increase in levels of CD4+ cells. (CD4+ cells are white blood cells with important immune functions; levels of these cells are reduced as a consequence of HIV infection).  Low dose groups also showed significant increases in the CD4+ levels but did not show reduction in viral load.

The Metabolic Syndrome trial was a double blinded, placebo-controlled study. Metabolic Syndrome, also called Syndrome X, is a collection of symptoms including metabolic and lipid imbalances.  It is estimated that the condition afflicts about 1 in every 4 persons in the U.S., and as high as 4 out of every 10 individuals aged 60 and above.  According to the American Heart Association, Metabolic Syndrome is associated with obesity and Type II Diabetes.  Cardiovascular risk is associated with the imbalances in cholesterol levels and ratios often seen in the syndrome, with elevated total cholesterol and low ratios of HDL (“good cholesterol”) vs. LDL.  Another marker associated with cardiovascular risk is C-Reactive Protein (CRP), a blood marker that according to the American Heart Association is elevated in patients with systemic inflammation and can be used as an indicator of cardiovascular risk, with low, moderate and high cardiovascular risk assigned to ranges of CRP.  For a period of 10 weeks, 30 participants received one ounce doses of ProAlgaZyme 4 times per day, and 30 received placebo.  Improvements (p=0.05 or lower) were seen in the key prospective markers, including CRP down 57% in the ProAlgaZyme group vs. down 7% in the placebo group; total cholesterol down 32% in the ProAlgaZyme group vs. down 3% in the placebo group, and HDL (“good cholesterol”) levels up 14% in the ProAlgaZyme group vs. down 8% in the placebo group.

In the HIV Trial, data was collected from 36 patients administered low dose (4 to 8 ounces of ProAlgaZyme per day) and 19 patients administered high dose (16 to 20 ounces of ProAlgaZyme per day) for 12 weeks, with no changes in their previous treatment regimens.  In the low and high dose groups respectively, viral loads were down 15% and 32%; CD4+ T lymphocyte levels were up 36% and 49%; CRP levels were down 45% and 41%; and Total Cholesterol levels were down 30% and 30%.  The reduction in viral load in the low dose group was not statistically significant; all other changes were statistically significant (p=0.05 or better).

In order to corroborate these positive results, HEPI initiated another trial in subjects with metabolic syndrome.  This study, being conducted by MAPS Clinical Research Associates (Edina, MN, USA) is a placebo controlled, double blinded study designed for 12 weeks of treatment.  The study is expected to be completed during the fourth quarter of 2007.

The human clinical and animal studies also suggest that PAZ is safe.  A 12 month study in rats, in which the sole water source was PAZ, showed no significant side effects or safety issues.

These studies and long-term experience with PAZ suggest potential value for pharmaceutical development of ingredient(s) of PAZ, based on preliminary indications of:

1.

Potential benefits in areas of market potential and medical need.

a.

Dyslipidemia/high cholesterol levels

b.

Inflammation reduction and cardiovascular risk reduction (as evidenced by reductions in CRP levels)

c.

Antiviral activity, including activity in patients with HIV

2.

Safety – no significant side effects or toxicity seen in animal or human tests and experience.

3.

Oral Activity – human and animal studies that indicated activity where oral dosing was employed.

4.

Physical stability – human and animal studies that indicated activity were carried out using material stored at room temperature for several months.

RESEARCH AND DEVELOPMENT PLAN

From inception (January 10, 2007) through March 31, 2007, we expended $45,000 on product research and development (and from April 1, 2007 to May 31, 2007, we expended an additional $45,000). Our Research and Development plan is as follows:

A.

Purification.  Studies are initiated to concentrate and purify chemical constituents of PAZ.  A small portion of the work is being done in-house, and the rest is being done by contract research organizations (“CRO’s”).  We are currently working with three different CRO’s, and have relationships with several others with which work could be done in the future.  Initial experiments utilized ion exchange (cation and anion) and reverse phase media to bind chemical constituents, followed by elution with salt or solvents, respectively.  The fractions obtained are characterized by various chromatographic techniques, including mass spectroscopy.  The fractions are currently being tested in several assays, including biochemical, cellular and animal assays relevant to the activities observed in the clinical tests.  While progress has been made, we may not be able to complete the purification.  For example, 1) the agent(s) of interest could be unstable when fractionated; 2) activity could be lost upon fractionation; and 3) the agent(s) of interest might be too dilute (i.e. too little mass present in PAZ) to facilitate purification.

B.

Characterization.  Coordinated with the purification efforts will be studies designed to elaborate the physical nature and chemical identity of any active agent(s).  A small portion of the work is being done in-house, and most of the work is being done by CRO’s, including CRO’s based at academic institutions.  Characterization methods being employed include mass spectroscopy, chromatography, and multi-dimensional nuclear magnetic spectroscopy.  While progress has been made, we may not be able to complete the characterization of active ingredient(s) in PAZ.  For example, the chemical constituent(s) of interest may not be stable to the characterization methods required, and/or the individual chemical constituents may not be present in sufficient quantities to allow characterization.

C.

Pre-Clinical Development.  Pre-clinical studies are not yet underway.  We plan to take any selected lead compound(s) through the pre-clinical development work needed to initiate human clinical studies.  In particular, we intend to work with CRO’s to 1) manufacture the active pharmaceutical ingredient under Good Manufacturing Process (GMP) conditions; 2) obtain data on chemistry, manufacture and control; 3) obtain pharmacology and pharmacokinetic data; 4) obtain toxicology data; 5) obtain other data needed for filing an Investigational New Drug (“IND”) application with the relevant regulatory agencies, including the U.S. Food and Drug Administration.  While the preliminary data available on PAZ as a mixture is encouraging with respect to the probability of achieving these milestones, we may not be able to obtain IND approval.  For example, the purified ingredient(s) may have characteristics different from PAZ, and/or new information may demonstrate a lack of suitability for pharmaceutical development.

D.

Clinical Development.  Clinical pharmaceutical development studies are not yet underway.  Upon successful filing of an IND, our strategy will be to carry out a Phase 1 human safety study and a Phase 2 preliminary efficacy study. If we receive positive data from these studies, there should be sufficient value to allow sale of the project(s) to a pharmaceutical development and marketing partner.  While the preliminary data available on PAZ as a mixture is encouraging with respect to the probability of achieving these clinical milestones, we may not be successful in this regard.  For example, the purified ingredient(s) may have characteristics different from PAZ, and/or new information may demonstrate a lack of suitability for pharmaceutical development.

INTELLECTUAL PROPERTY PROTECTION

A key requirement for realizing any value from pharmaceutical development of PAZ is that the chemical entity chosen for development be patentable, preferably with intellectual property coverage including composition of matter claims.  To this end, it would be optimal that the lead compound be a novel chemical. The likelihood of unique and active agents being found in PAZ is reasonable because of the unusual source of PAZ itself.  PAZ is produced from the conditioned medium (cell free liquid) in which a proprietary mixture of microorganisms are grown under severely nutrient-limiting conditions.  The secreted metabolites of these organisms are a relatively under-explored area of pharmaceutical discovery work.  However, there is no guarantee that any novel chemicals will be found in PAZ.  If the agent(s) found are not unique, we may not be able to realize commercial value from them, even if they are suitable for pharmaceutical development in other respects.

The results of the purification and characterization will be used as the basis for patent filings.  We are working with the intellectual property group of Ropes and Gray, LLC to carry out this work.  Initial patent filings by HEPI have been made on the results from progress to date, and the claims relating to pharmaceutical applications are licensed to HPharma as part of the Pharmaceutical Development Agreement.  In addition to the risks noted above that the constituent(s) of PAZ may not be able to be identified sufficiently to allow IP protection, there is also the risk that the agent(s) discovered may be already known.  If the agent(s) of interest are already in the public domain, our ability to secure intellectual property protection will be compromised.  If the agent(s) of interest are already the subject of issued patents, we may be prevented from proceeding with our strategic plan without costly licenses, or may not be able to procure licenses.  We consider the protection afforded by patents important to our business. Our success depends in part on our ability to obtain patents, protect trade secrets, operate without infringing the proprietary rights of others and prevent others from infringing on our proprietary rights. We intend to seek patent protection in the United States and select foreign countries where we deem it appropriate for any products we develop. We cannot be sure that any patents will result from our patent applications, that any patents that may be issued will protect our intellectual property or products or that any issued patents will not be challenged by third parties. In addition, if we do not avoid infringement of the intellectual property rights of others, we may have to seek a license to sell our products, defend an infringement action or challenge the validity of the intellectual property in court, all of which could be expensive and time consuming.

The issuance of a patent is not conclusive as to its validity or as to the enforceable scope of the claims of the patent. We cannot be sure that any future patents will prevent other companies from developing non-infringing similar or functionally equivalent products or from successfully challenging the validity of any patents we might secure. Furthermore, we cannot assure you that (i) any of our future processes or products will be patentable; (ii) any pending or future patents will be issued in any or all appropriate jurisdictions; (iii) any of our processes or products will not infringe upon the patents of third parties; or (iv) we will have the resources to defend against charges of infringement by or protect our own patent rights against third parties. Our inability to protect our patent rights or avoid infringing the patent or proprietary rights of others could have a material adverse effect on our business, financial condition and results of operations.

We also rely on trade secrets and proprietary knowledge, which we generally seek to protect by entering into confidentiality and non-disclosure agreements with third parties. We cannot assure you that these agreements have or in all cases will be obtained, that these agreements will not be breached, that we will have adequate remedies for any breach or that our trade secrets will not otherwise become known by competitors.

PHARMACEUTICAL DEVELOPMENT AGREEMENT

We have entered into a Pharmaceutical Development Agreement with HEPI. Under the Pharmaceutical Development Agreement, HEPI granted us the right to develop the potential pharmaceutical applications of PAZ and its derivatives. In exchange for these rights, HEPI became our sole stockholder and is entitled to certain payments based on the attainment of specified development milestones and sales revenues.  Milestones include: a) exercise of option to license a newly discovered pharmaceutical lead candidate; b) filing of an IND; c) initiation of a Phase 2 human clinical trial; d) initiation of a Phase 3 human clinical trial; e) commercial launch; and f) attainment of cumulative annual net sales levels.  The size of the milestone payments is dependent on whether the licenses are exclusive or non-exclusive.  In addition to the milestone payments, royalties on annual net sales are due.  The royalties are dependent on the type of the license and the level of annual net sales.

GOVERNMENT APPROVAL AND REGULATION

The Company’s strategic plan involves partial development of any newly discovered opportunities, followed by the licensing and/or sale of some or all of the partially developed opportunities.  It is currently planned to develop one or more of the potential opportunities into early human clinical testing (Phase 1 and Phase 2 clinical tests).  The ability to conduct human clinical tests depends on receipt of approval from the regulatory agencies after submission of an Investigational New Drug (“IND”) application.  We cannot assure you that we will be able to secure this approval.  Also, there can be substantial delays in obtaining approval, including the need to generate and submit additional data. Data submitted to the FDA is often susceptible to varying interpretations that could delay, limit or prevent regulatory approval. Also, delays or rejections may be encountered during any stage of the regulatory approval process based upon the failure of clinical data to demonstrate compliance with, or upon the failure of the product to meet, the FDA's requirements for safety, efficacy and quality; and those requirements may become more stringent due to changes in regulatory agency policy or the adoption of new regulations.

Government authorities in the United States at the federal, state, and local levels extensively regulate, among other things, the research, development, testing, manufacture, labeling, promotion, advertising, distribution, sampling, marketing and import and export of pharmaceutical products and medical devices. Our potential pharmaceutical products will require regulatory approval by government agencies prior to commercialization. Various federal, state, local and foreign statutes and regulations also govern testing, manufacturing, safety, labeling, storage and record-keeping related to such products and their marketing. The process of obtaining these approvals and the subsequent process of maintaining substantial compliance with appropriate federal, state and local statutes and regulations require the expenditure of substantial time and financial resources. In addition, statutes, rules, regulations and policies may change and new legislation or regulations may be issued that could delay or prevent such approvals.

Pharmaceutical Product Regulation

In the United States, the FDA regulates pharmaceutical products under the U.S. Food, Drug, and Cosmetic Act (“FDCA”), and implementing regulations that are adopted under the FDCA. If we fail to comply with the applicable requirements under these laws and regulations at any time during the product development process, approval process, or after approval, we may become subject to administrative or judicial sanctions. These sanctions could include the FDA’s refusal to approve pending applications, withdrawals of approvals, clinical holds, warning letters, product recalls, product seizures, total or partial suspension of our operations, injunctions, fines, civil penalties or criminal prosecution. Any agency enforcement action would have a material adverse effect on us. The FDA also administers certain controls over the export of drugs from the United States.

Under the United States regulatory scheme, the development process for new pharmaceutical products can be divided into three distinct phases:

• Preclinical Phase. The preclinical Phase involves the discovery, characterization, product formulation and animal testing necessary to prepare an Investigational New Drug application (“IND”) for submission to the FDA. The IND must be accepted by the FDA before the drug can be tested on humans.

• Clinical Phase. The clinical phase of development follows a successful IND submission and involves the activities necessary to demonstrate the safety, tolerability, efficacy and dosage of the substance in humans, as well as the ability to produce the substance in accordance with the FDA’s current Good Manufacturing Processes (“cGMP”) requirements. Data from these activities are compiled in a New Drug Application for submission to the FDA requesting approval to market the drug.

• Post-Approval Phase. The post-approval phase follows FDA approval of a New Drug Application (“NDA”) (discussed below) and involves the production and continued analytical and clinical monitoring of the product. The post-approval phase may also involve the development and regulatory approval of product modifications and line extensions, including improved dosage forms of the approved product, as well as for generic versions of the approved drug, as the product approaches expiration of patent or other exclusivity protection.

Each of these three phases is discussed further below:

Preclinical Phase. The development of a new pharmaceutical agent begins with the discovery or synthesis of a new molecule. These agents are screened for pharmacological activity using various animal and tissue models, with the goal of selecting a lead agent for further development. Additional studies are conducted to confirm pharmacological activity, generate safety data and evaluate prototype dosage forms for appropriate release and activity characteristics. Once the pharmaceutically active molecule is fully characterized, an initial purity profile of the agent is established. During this and subsequent stages of development, the agent is analyzed to confirm the integrity and quality of material produced. In addition, development and optimization of the initial dosage forms to be used in clinical trials are completed, together with analytical models to determine product stability and degradation. A bulk supply of the active ingredient to support the necessary dosing in initial clinical trials must be secured. Upon successful completion of preclinical safety and efficacy studies in animals, an IND submission is prepared and provided to the FDA for review prior to commencement of human clinical trials. The IND consists of the initial chemistry, analytical, formulation and animal testing data generated during the preclinical phase. In general, the review period for an IND submission is 30 days, after which, if no comments are made by the FDA, the product candidate can be studied in Phase 1 clinical trials.

Clinical Phase. Following successful submission of an IND, the sponsor is permitted to conduct clinical trials involving the administration of the investigational product candidate to human subjects under the supervision of qualified investigators in accordance with Good Clinical Practice (GCP). Clinical trials are conducted under protocols detailing, among other things, the objectives of the study and the parameters to be used in assessing the safety and the efficacy of the drug. Each protocol must be submitted to the FDA as part of the IND prior to beginning the trial. Each trial must be reviewed, approved and conducted under the auspices of an independent Institutional Review Board (IRB), and each trial prior to dosing in human subjects must secure the patient’s informed consent. Typically, clinical evaluation involves the following time-consuming and costly three-phase sequential process:

• Phase 1. Phase 1 human clinical trials are conducted with a limited number of healthy individuals to determine the drug’s safety and tolerability and includes biological analyses to determine the availability and metabolization of the active ingredient following administration. The total number of subjects and patients included in Phase 1 clinical trials varies, but is generally in the range of 20 to 80 people.

• Phase 2. Phase 2 clinical trials involve administering the drug to individuals who suffer from the target disease or condition to determine the drug’s potential efficacy and ideal dose. These clinical trials are typically well controlled, closely monitored and conducted in a relatively small number of patients, usually involving no more than several hundred subjects. These trials require scale up for manufacture of increasingly larger batches of bulk chemical. These batches require validation analysis to confirm the consistent composition of the product.

• Phase 3. Phase 3 clinical trials are performed after the completion of the Phase 2 data analysis supports the potential effectiveness and safety of a study  and safety (toxicity), tolerability and an ideal dosing regimen has been established. Phase 3 clinical trials are intended to gather a statically valid sample size that will provide additional information about the effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the drug and to complete the information needed to provide adequate instructions for the use of the drug, also referred to as the Official Product Information. Phase 3 trials usually include from several hundred to several thousand subjects.

Throughout the clinical phase, samples of the product made in different batches are tested for stability to establish shelf life constraints. In addition, large-scale production protocols and written standard operating procedures for each aspect of commercial manufacture and testing must be developed.

Phase 1, 2, and 3 testing may not be completed successfully within any specified time period, if at all. The FDA closely monitors the progress of each of the three phases of clinical trials that are conducted under an IND and may, at its discretion, reevaluate, alter, suspend or terminate the testing based upon the data accumulated to that point and the FDA’s assessment of the risk/benefit ratio to the patient. The FDA may suspend or terminate clinical trials at any time for various reasons, including a finding that the subjects or patients are being exposed to an unacceptable health risk. The FDA can also request additional clinical trials be conducted as a condition to product approval. Additionally, new government requirements may be established that could delay or prevent regulatory approval of any product under development. Furthermore, IRBs, which are independent entities constituted to protect human subjects in the institutions in which clinical trials are being conducted, have the authority to suspend clinical trials in their clinical sites at any time for a variety of reasons, including safety issues.

New Drug Application (NDA)

After the successful completion of Phase 3 clinical trials, the sponsor of the new drug submits an NDA to the FDA requesting approval to market the product for one or more indications. An NDA is a comprehensive, multi-volume application that includes, among other things, the results of all preclinical and clinical studies, information about the drug’s composition, and the sponsor’s plans for producing, packaging, and labeling the drug. Under the Pediatric Research Equity Act of 2003, an application also is required to include an assessment, generally based on clinical study data, on the safety and efficacy of drugs for all relevant pediatric populations before the NDA is submitted. The statute provides for waivers or deferrals in certain situations. In most cases, the NDA must be accompanied by a substantial user fee. In return, the FDA assigns a goal of 10 months from acceptance of the application to return of a first “complete response,” in which the FDA may approve the product or request additional information.

The submission of the NDA application is no guarantee that the FDA will find it complete and accept it for filing. The FDA reviews all NDAs submitted before it accepts them for filing. It may refuse to file the application and request additional information rather than accept the application for filing, in which case, the application must be resubmitted with the supplemental information. After an application is deemed filed by the FDA, the FDA reviews the NDA to determine, among other things, whether a product is safe and effective for its intended use. The FDA has substantial discretion in the approval process and may disagree with an applicant’s interpretation of the data submitted in its NDA. Drugs that successfully complete NDA review may be marketed in the United States, subject to all post-approval conditions and maintenance obligations imposed by the FDA.

Prior to granting approval, the FDA generally conducts a pre-approval inspection of the facilities, including outsourced facilities, which will be involved in the manufacture, production, packaging, testing and control of the drug product for cGMP compliance. The FDA will not approve the application unless cGMP compliance is satisfactory. If the FDA determines that the marketing application, manufacturing process or manufacturing facilities are not acceptable, it will outline the deficiencies in the submission and will often request additional testing or information. Notwithstanding the submission of any requested additional information, the FDA ultimately may decide that the marketing application does not satisfy the regulatory criteria for approval and refuse to approve the application by issuing a “not approvable” letter.  The length of the FDA’s review ranges from a few months to many years.

Our strategy is to develop one or more lead candidates through early human clinical trials, and then license or sell the assets after completing Phase 1 or Phase 2 studies.  This work will be done through the use of contract research organizations (“CRO’s”); our ability to successfully achieve critical clinical milestones is dependent on the work of the CRO’s (see Risk Factors - WE ARE DEPENDENT ON THIRD PARTIES FOR THE DEVELOPMENT AND SUPPLY OF OUR PRODUCT CANDIDATES).

FINANCING OUR BUSINESS

To accomplish the research and development objectives, we need to obtain funding.  We have not raised any funds from third parties.  We are currently operating on funds received from and credit extended by our parent company, HEPI.  However, HEPI does not have the resources to continue to provide us with funding.  Therefore, we must obtain funding in order to continue to operate.  See Management’s Discussion or Plan of Operation for a discussion of our financing needs.

RAW MATERIALS

The starting material for the research and development work is the nutraceutical product PAZ, produced and marketed by HEPI.  Currently, HEPI has sufficient supply of PAZ for our foreseeable research and development needs.  The Pharmaceutical Development Agreement between us and HEPI provides for delivery to us of the necessary PAZ starting material.  If HEPI is unable to continue to supply PAZ, our research and development efforts will be delayed or terminated, and we will not be able to accomplish our research and development goals.

COMPETITION

The pharmaceutical industry is highly competitive and is affected by new technologies, governmental regulations, health care legislation, availability of financing, litigation and other factors.   We expect to be subject to competition from numerous other entities with more resources interested in pursuing opportunities in the areas of our strategic focus.  The areas in which we will focus research and development efforts include cholesterol reduction, cardiovascular risk/inflammation reduction, and immune system support.  These areas are and will likely to remain of significant interest to large pharmaceutical companies with substantially greater research and development, scientific, and financial resources.  We will emphasize intellectual property protection at the earliest stages in order to enhance our competitive position.  We may not be the first to identify the active agent(s) of interest, in which case we would be at a competitive disadvantage and might be excluded from further development of any pharmaceutical opportunities related to PAZ.

FACILITIES

Our physical plant is located at 7740 E. Evans Road, Scottsdale, Arizona, 85260.  We currently rent from HEPI on a month-to-month basis 3,000 square feet of office and laboratory space at the rate of $5,700 per month, which includes all charges related to our occupation.

COMPLIANCE WITH ENVIRONMENTAL LAWS

We believe that we are, in all material respects, in compliance with local, State, and Federal environmental laws applicable to our research and development and other operations, and HEPI has prepared appropriate documentation as to the current operational procedures, standards, and guidelines in order to comply with applicable environmental laws.  The cost of this compliance activity to date has not been material, and has been absorbed within general operations overhead.

EMPLOYEES

As of May 31, 2007, we had one essentially full-time employee, and we have 4 others who are part-time with us and part-time with HEPI.  The responsibilities and financial arrangements for the sharing of employees are governed by the Services Agreement between HEPI and us.

We have one executive officer who spends approximately 50% of his time on our business, and one Director of Research who spends about 90% of her time on the business.  The part-time employees are positioned as follows:  1 part-time employee in operations and research and development, 1 part-time employee in administration, 1 part-time employee in investor and public relations, and a part-time employee in finance.  We believe that our employee relations are harmonious.  No employee is represented by a union.

Employee	Title	Percent Time
Thomas D. Ingolia	Chief Executive Officer	50%
Tiffany Thomas	Director of Research	90%
Janet Crance	Chief Accounting Officer	10%
Chad Baum	Director of Operations	20%
John Gorman	Investor Relations and Public Relations	25%
Faye Anderson	Administrative Assistant	10%

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion contains forward-looking statements which involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Registration/Information Statement.

OVERVIEW

We were established in January, 2007 as HEPI Pharmaceuticals, Inc. (“HPharma”), a wholly owned subsidiary of Health Enhancement Products, Inc. (“HEPI”).  Our purpose is to develop potential pharmaceutical applications for HEPI’s primary product, ProAlgaZyme (PAZ). In connection with our formation, we entered into a Pharmaceutical Development Agreement with HEPI. Under the Development Agreement, HEPI granted us the exclusive right to develop the potential pharmaceutical applications of PAZ and its derivatives. In exchange for these rights, HEPI became our sole stockholder and is entitled to certain payments based on the attainment of specified development milestones and sales revenues.

PLAN OF OPERATION

We currently have no cash and are we are totally reliant on advances and extensions of credit from our parent company, HEPI, for the resources we need to pursue our strategic goals.  HEPI does not currently have sufficient resources to provide us with the funds we need to finance our operations.  Accordingly, we need to immediately secure funding in order to continue as a going concern and implement our business strategy.   To date, we have not raised any capital from external sources.  Developing pharmaceutical products and seeking approvals for such products from regulatory authorities is very costly. We will need to raise a substantial amount of capital almost immediately in order to execute our business plan and fund the development and commercialization of our potential pharmaceutical product candidates.

We may need to finance future cash needs through public or private equity offerings, debt financings or strategic collaboration and licensing arrangements. To the extent that we raise additional funds by issuing equity securities or securities convertible into equity, our stockholders may experience additional dilution, and debt financing, if available, may involve restrictive covenants. If we raise additional funds through collaboration and licensing arrangements, it may be necessary to relinquish some rights to any products we develop, technologies or our development projects or grant licenses on terms that are not favorable to us. We cannot be certain that additional funding will be available on acceptable terms, or at all. If adequate funds are not available from the foregoing sources, we may consider additional strategic financing options, including sales of assets (such as rights to any specialty pharmaceutical products we develop), or we may be required to delay, reduce the scope of, or eliminate one or more of our research or development programs or curtail some of our commercialization efforts of our operations. We may seek to access the public or private equity markets whenever conditions are favorable, even if we do not have an immediate need for additional capital.

During the first quarter of 2007, we incurred expenses associated with clinical testing of ProAlgaZyme®.  Starting in the second quarter, we had base operating expenses of approximately $40,000 per month due to salaries, benefits and rent.  Costs for supplies, contract research, and other expenses associated with accomplishment of our strategic goals will be about another $100,000 per month.

RESEARCH AND DEVELOPMENT PLAN

Since inception (January 10, 2007) through March 31, 2007, we have expended $45,000 on product research and development (and from April 1, 2007 to May 31, 2007, we expended an additional $45,000).  Subject to availability of funding, which we do not currently have, our Research and Development plan will be as follows:

A.

Purification.  Studies are initiated to concentrate and purify chemical constituents of PAZ.  A small portion of the work is being done in-house, and the rest is being done by contract research organizations (“CRO’s”).  We are currently working with three different CRO’s, and have relationships with several others with which work could be done in the future.  Initial experiments utilized ion exchange (cation and anion) and reverse phase media to bind chemical constituents, followed by elution with salt or solvents, respectively.  The fractions obtained are characterized by various chromatographic techniques, including mass spectroscopy.  The fractions are currently being tested in several assays, including biochemical, cellular and animal assays relevant to the activities observed in the clinical tests.  While progress has been made, we may not be able to complete the purification.  For example, 1) the agent(s) of interest could be unstable when fractionated; 2) activity could be lost upon fractionation; and 3) the agent(s) of interest might be too dilute (i.e. too little mass present in PAZ) to facilitate purification.

B.

Characterization.  Coordinated with the purification efforts will be studies designed to elaborate the physical nature and chemical identity of any active agent(s).  A small portion of the work is being done in-house, and most of the work is being done by CRO’s, including CRO’s based at academic institutions.  Characterization methods being employed include mass spectroscopy, chromatography, and multi-dimensional nuclear magnetic spectroscopy.  While progress has been made, we may not be able to complete the characterization of active ingredient(s) in PAZ.  For example, the chemical constituent(s) of interest may not be stable to the characterization methods required, and/or the individual chemical constituents may not be present in sufficient quantities to allow characterization.

C.

Pre-Clinical Development.  We plan to take any selected lead compound(s)  through the pre-clinical development work needed to initiate human clinical studies.  In particular, we intend to work with CRO’s to 1) manufacture the active pharmaceutical ingredient under Good Manufacturing Process (GMP) conditions; 2) obtain data on chemistry, manufacture and control; 3) obtain pharmacology and pharmacokinetic data; 4) obtain toxicology data; 5) obtain other data needed for filing an Investigational New Drug (“IND”) application with the relevant regulatory agencies, including the U.S. Food and Drug Administration.  While the preliminary data available on PAZ as a mixture is encouraging with respect to the probability of achieving these milestones, we may not be able to obtain IND approval.  For example, the purified ingredient(s) may have characteristics different from PAZ, and/or new information may demonstrate a lack of suitability for pharmaceutical development.

D.

Clinical Development.  Upon successful filing of an IND, our strategy will be to carry out a Phase 1 human safety study and a Phase 2 preliminary efficacy study. If we receive positive data from these studies, there should be sufficient value to allow sale of the project(s) to a pharmaceutical development and marketing partner.  While the preliminary data available on PAZ as a mixture is encouraging with respect to the probability of achieving these clinical milestones, we may not be successful in this regard.  For example, the purified ingredient(s) may have characteristics different from PAZ, and/or new information may demonstrate a lack of suitability for pharmaceutical development.

FINANCING OUR BUSINESS

To accomplish our research and development objectives, we need to obtain funding immediately.  We are currently operating on funds received from our parent Company, HEPI.  However, HEPI does not have the resources to continue to provide us with funding.  Therefore, we must obtain funding in order to continue to operate.

We intend to raise $7 million in connection with our financing activities. We intend to use any net proceeds received to fund our continuing operations, including activities related to the commercialization of our potential pharmaceutical opportunities. These funds will be applied as follows (summarized and quantified in the table below):

1.

PAZ Characterization.  Concentrated and/or fractionated material will be analyzed in biological assays, including enzymatic, cellular and animal tests.  The initial focus will be in signal transduction systems related to inflammation and immune function.  A key experiment will be to examine gene expression using microarrays.  Concentrated/fractionated PAZ will be incubated with relevant cells (e.g., lymphocytes), and the RNA from the cells will be extracted and analyzed on gene microarrays.  The results should identify the major signaling systems modulated by the ingredients of PAZ.  Contract laboratories that will carry out this work include Indigo Biosciences, MDS Biosciences, Southern Research Institute, and several smaller contract service providers.

a.

Concentrated PAZ will be fractionated using ion exchange, sizing columns and filters, reverse phase, and other physical methods.  Some of this work will be done in-house, and some will be provided by contract service providers including Kendrick Laboratories (Madison, WI) and consultants including Robert Moore (San Diego).  Fractions generated will be tested in the various biological assays validated in 1a, above.

b.

Chemical identification of the components of PAZ will be carried out using mass spectroscopy and related techniques.  Contract providers for this work include the Keck Lab (Yale University), Columbia University, and John Peltier (Baltimore, MD).  Identified chemicals will be synthesized and tested for their biological activity.

2.

PAZ Clinical Trials.  Human clinical trials to repeat the cholesterol and HIV data will be carried out in the US or Western Europe.  As noted above, the cholesterol test in metabolic syndrome patients is already initiated in Minnesota, and results are expected in the fourth quarter of 2007.  The cost for this trial is $180,000, of which $90,000 has already been paid through May 31, 2007.  Trials in HIV patients will take longer to set up, but will be pursued as soon as the funds are available.  It is expected that the first study will be an open label study (i.e., a study in which the researcher knows the identity of the administered samples).  Institutions willing to carry out the studies are being sought now.  Another area with strong anecdotal support is amelioration of chemotherapy side effects, and a clinical trial in this area is being designed now.

3.

Operations.

a.

Increased investment in intellectual property coverage will be particularly important for developing the pharmaceutical opportunities.  We will utilize Dr. Matthew Vincent, partner in the intellectual property division of Ropes and Gray, LLC , to implement our intellectual property strategy.

b.

Part of the proceeds from the current investment will be to finance our operations in the interim.  A key use-of-proceeds will be to finance the acquisition of a high quality and diversified Board of Directors, and to enhance our governance.

4.

Pre-Clinical Studies.  Funds will be used to support contract research to facilitate the potential filing of an IND in the area of primary focus.  Current planning is to advance either cholesterol-lowering or inflammation-reduction as the first indication to develop.

5.

Phase 1 Clinical Trial.  Funds will be used to carry out a Phase 1 trial.  Results from this trial should support the investment into the critical Phase 2 preliminary efficacy trial and/or partnering discussions.

Use of Proceeds Table

Area	Amount	Key Milestones
PAZ Characterization
Assay Determination	$50,000	Replicable biochemical and/or cellular assay
Fractionation	$100,000	- One or more novel chemicals ID’d - Activity connected to chemical - Provisional Patent filing
Chemical Identification	$150,000
PAZ Activity/Clinicals
Cholesterol	$180,000	New data in US in metabolic syndrome
Anti-viral/HIV	$220,000	- Anecdotal studies at clinics - Initiate clinical study in U.S./Europe - Complete clinical study
Operations
Legal, Including Patents	$400,000	Provisional Patent filing on 1st NCE
Org, Science Support, & Working Capital	$500,000	- Board of Directors - Recruit project manager - Drug Development SAB in place
Cost of Raising Capital	$700,000
Pre-Clinical
CM&C	$800,000	Clinical GMP material available
ADME/Toxicology	$1,200,000	Tox studies complete
Pharma/Other	$1,500,000	IND filed
Phase 1 Study	$1,200,000	First dose in humans Study complete
TOTAL	7,000,000

Subject to the availability of necessary funds, which we do not currently have, we intend to purchase equipment suitable for concentration of dilute aqueous solutions, including lyophilization and vacuum distillation machines, at an estimated total cost of $45,000.  .

We do not expect to hire significant additional employees during the next 12 months.

DESCRIPTION OF PROPERTY

Our physical plant is located at 7740 E. Evans Road, Scottsdale, Arizona, 85260.  We currently rent from HEPI on a month-to-month basis 3,000 square feet of office and laboratory space at the rate of $5,700 per month, which includes all charges related to our occupation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

HEPI will own all of the outstanding of Common Stock until the Distribution. Following completion of the Distribution, HEPI will own 90% of the outstanding Common Stock.

The following table sets forth certain information regarding beneficial ownership of the Common Stock expected to be received on the Distribution Date by (i) each person who we expect to beneficially own five percent or more shares of Common Stock, (ii) each of our directors and Named Executive Officers and (iii) all directors and executive officers of the Company as a group. The information set forth below is based on certain information known us with respect to such person's beneficial ownership of shares of common stock of HEPI as of the Record Date. The table assumes the beneficial ownership of common stock of HEPI has not changed since the Record Date.

Name and Address Of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Of Outstanding Shares

Security Ownership of certain
Beneficial Owners

Health Enhancement Products, Inc. 7740 E. Evans Road Scottsdale, AZ 85260	38,103,576	90%

Security Ownership of Management

Thomas D. Ingolia 7740 E. Evans Road Scottsdale, AZ 85260	30,000	*

Janet C. Crance 7740 E. Evans Road Scottsdale, AZ 85260	26,000	*

John Gorman 7740 E. Evans Road Scottsdale, AZ 85260	8,692	*

----------------------
* Less than 1%.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, directors, and significant employees and their ages are as follows:

NAME	AGE	POSITION

Thomas D. Ingolia	54	Chairman of the Board and Chief Executive Officer
John Gorman	37	Director
Janet Crance	51	Director and Chief Accounting Officer
Tiffany Thomas	27	Project Manager
Chad Baum	26	Project Manager

Thomas D. Ingolia, PhD, has served as Chairman and CEO of the Company and Health Enhancement Products, Inc. since inception and December 15, 2006, respectively.  Prior to joining HEPI, Mr. Ingolia was, from June 2005 to December 2006, CEO of Medisyn Technologies, Inc. in Minnetonka, Minnesota; from June 2003 to June 2005 CEO of Prolexys Pharmaceuticals, Inc. in Salt Lake City, Utah; and from May 2002 to June 2003 an independent consultant in the pharmaceutical industry.  He attended the University of Illinois from 1971 to 1974 where he studied chemistry.  He then attended the University of California, Berkeley, from 1974 to 1978, receiving a Ph.D. in Biochemistry, followed by postdoctoral training at the University of California, San Francisco and the University of Wisconsin, Madison, from 1978 to 1981.  He worked at Eli Lilly and Company in various assignments from 1981 through 1994, and in the biotechnology industry in executive roles from 1994 to 2006.  He also received a Masters in Business Administration from Indiana University in 1987.

Ms. Janet L. Crance has served as Chief Accounting Officer of the Company since inception and was appointed as a director on May 31, 2007.  For more than the past five years, Ms. Crance has been a professional accountant.   She also has served as Chief Accounting Officer of Health Enhancement Products, Inc. since June 22, 2005 and was appointed as a director of Health Enhancement Products, Inc. on November 30, 2006.   Ms. Crance has over 31 years experience in the field of accounting, including both the public and private sectors.  She has been a Certified Public Accountant for sixteen years.  Professional affiliations include the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.  She has served for two years as the President of the Central Chapter of the Arizona Society, which includes the greater Phoenix area.

Mr. John Gorman was appointed as a director of the Company and Health Enhancement Products, Inc. on May 31, 2007 and November 30, 2006, respectively.   Since November, 2003, Mr. Gorman has served as director or Marketing of HEPI.  From January 2002 to November 2003, Mr. Gorman was a private marketing and sales consultant for small to mid-sized businesses and various government entities.  Between 1996 and 2001, Mr. Gorman worked as Regional Marketing Manager for the western region of CompassLearning, an educational software company with programs in use by over 20,000 schools nationwide. From 1989-1996, Mr. Gorman was Resort Manager of The Pointe Hilton Resorts in Phoenix Arizona. Currently, in addition to serving as a director, he serves as Head of Sales and Customer Relations for Health Enhancement Products, Inc.

Ms. Tiffany Thomas has since inception served as one of our Project Managers and R&D coordinators, and began work at HEPI in September of 2003, as director of research and development.  From September 1999 to May 2003, she was working on her Bachelor of Science degree in Plant Biology at Arizona State University.   Through collaborations with ASU and the City of Phoenix, Ms. Thomas has analyzed species of blue-green algae found in the city's water system and is now devoted to understanding the complex algae cultures that produce ProAlgaZyme. Ms. Thomas manages internal and outsourced research projects for the ProAlgaZyme product.

Mr. Chad Baum has since inception served as one of our Project Managers and R&D coordinators, as well as Head of Manufacturing Operations. From September 2000 to May 2004, he was working on his Bachelor of Science degree in Industrial Technology (with concentration in Microbiology) at Arizona State University.  Mr. Baum served in the military from 1999 through 2002, the last two years of which he served in ROTC while attending Arizona State University.  Mr. Baum’s work experience before coming to HEPI included bacteriological research.  While at HEPI he has studied and managed the production of ProAlgaZyme.

Term of Office

Each of our officers is elected by our Board on an annual basis and serves until his or her successor has been duly elected and qualified. Each of the directors serves until his or her successor is duly elected and qualified.  There are no family relationships among any of our executive officers or directors.

DIRECTOR COMPENSATION

Directors of the Company are currently not compensated for their service as a member of the Board of Directors.

EXECUTIVE COMPENSATION

We were formed in January, 2007.  Accordingly, we paid no compensation to our officers prior to 2007.  Thus, the following table sets forth the compensation we expect to pay during the year ending December 31, 2007 to our executive officers and significant employees.

SUMMARY COMPENSATION TABLE

		ANNUAL COMPENSATION

NAME AND PRINCIPAL POSITION	YEAR	SALARY
		(Annualized)

Thomas D. Ingolia	2007	$100,000
Chairman of the Board and
Chief Executive Officer
Janet Crance	2007	$12,000
Chief Accounting Officer
Tiffany Thomas	2007	$45,000
Project Manager
Chad Baum	2007	$25,000
Project Manager

The foregoing amounts represent the estimated amount of the named person’s annual salary at HEPI allocable to us based on the amount of time such person is devoting to our business activities.  So long as the above persons are working on our behalf, HEPI will bill us monthly under the Services Agreement for the service rendered to us by such persons.

Thomas D. Ingolia, our CEO and Chairman, Janet .C Crance, our Chief Accounting Officer and a director, and John Gorman, a director, will each receive shares in the Distribution by virtue of their ownership of HEPI shares, on the same basis of all other HEPI shareholders.

Certain Legal Proceedings

In or around April, 2004, HEPI learned that the staff of the Securities and Exchange Commission (“SEC”) was conducting an informal inquiry into the accuracy of certain of its press releases and other public disclosures and trading in its securities.  HEPI cooperated fully with the SEC staff’s informal inquiry by producing documents and having certain of its officers (including its former CEO, Howard R. Baer) appear for testimony at the SEC’s offices.  On or about July 14, 2004, the SEC issued an Order Directing Private Investigation and Designating Officers to Take Testimony.  HEPI understood that the factual basis underlying the Order of Investigation are questions as to (i) whether there were any false or misleading statements or material omissions in reports HEPI filed with the SEC or in other public documents or disclosures, including statements about the efficacy of HEPI’s primary product, ProAlgaZyme; or (ii) whether there was improper trading or other activity in HEPI’s securities.  On November 29, 2006 HEPI and its former CEO settled the claims relating to the SEC investigation. In connection with the settlement, the HEPI’s former CEO, who may be deemed a person who controls us, consented in November, 2006 to the entry of a final judgment, without admitting or denying the allegations contained in the SEC’s complaint.  The Final Judgment (a) permanently (i) enjoins HEPI’s former CEO from violating certain anti-fraud and other federal securities laws, (ii) bars such person from acting as an officer or director of any company whose securities are registered under the Securities Exchange Act of 1934 or which is required to file periodic reports under such Act, (iii) bars the him from engaging in certain activities relative to “penny stocks” (value of less than $5.00 per share) (including participating in an offering of penny stocks or inducing purchases and sales of such stocks), and  (b) requires him to disgorge approximately $1.4 million and pay a civil penalty of $120,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our parent company, HEPI, currently owns all of our issued and outstanding common stock.  We and HEPI have entered or will enter into a number of agreements, which will become effective on or before the Distribution Date, for the purpose of defining certain relationships between us. As a result of HEPI's ownership of us, the terms of such agreements were not the result of arm's-length negotiation. However, we believe that the terms of these agreements approximate fair market value. See "Risk Factors -- Relationship with HEPI; Conflicts of Interest."

The following discussion of agreements between us and HEPI summarizes the material items of the agreements and is qualified in its entirety by reference to the forms of such agreements, which have been filed as exhibits to this Registration/Information Statement.

PHARMACEUTICAL DEVELOPMENT AGREEMENT

Under the Pharmaceutical Development Agreement with HEPI, HEPI granted us the right to develop the potential pharmaceutical applications of PAZ and its derivatives. In exchange for these rights, HEPI became our sole stockholder and is entitled to certain payments based on the attainment of specified development milestones and sales revenues.  Milestones include a) exercise of option to license a newly discovered pharmaceutical lead candidate; b) filing of an IND; c) Initiation of a Phase 2 human clinical trial; d) Initiation of a Phase 3 human clinical trial; e) commercial launch; and f) attainment of cumulative annual net sales levels.  The amount of the milestone payments is dependent on whether the licenses are exclusive or non-exclusive.  In addition to the milestone payments, royalties on annual net sales are due.  The royalties are dependent on the type of the license and the level of annual net sales.

INDEMNIFICATION

We intend to indemnify HEPI from and against any liabilities arising out of (i) the employment of individuals by us, (ii) the pharmaceutical business and the use of the rights transferred to us, (iii) purchase orders, accounts payable, accrued compensation and other liabilities which relate to the pharmaceutical business and the assets transferred to us, and (iv) any misstatement or omission of a material fact in any documents or filings prepared by us for purposes of compliance or qualification under applicable securities laws in connection with this Distribution, including the Information Statement  which is a part of this Registration/Information Statement (the "SEC filings"). HEPI will indemnify us and against all liabilities arising out of (i) the business of HEPI and the liabilities not assumed by us and (ii) any misstatement or omission of a material fact with respect to HEPI based on information supplied by HEPI in the SEC filings.

FACILITIES

Our physical plant is located at 7740 E. Evans Road, Scottsdale, Arizona, 85260.  We currently rent from HEPI on a month-to-month basis 3,000 square feet of office and laboratory space at the rate of $5,700 per month, which includes all charges related to our occupation (including electricity and telephone service).

SERVICES AGREEMENT

We and HEPI intend to enter into a services agreement (the "Services Agreement") pursuant to which HEPI will continue on an interim basis, subject to its ability to do so, provide or otherwise make available to us, upon our reasonable request, certain executive management, accounting and audit, finance and treasury, tax, financial and human resources services, provide for certain insurance coverage and arrange for administration of insurance and risk management and employee benefit programs. We will pay 110% of the direct costs of these services. To the extent that such direct costs cannot be separately measured, we will pay a portion of the total cost determined on a reasonable basis selected by HEPI and approved by us.

Our Directors who are also directors of HEPI may have conflicts of interest with respect to matters potentially or actually involving or affecting us and HEPI, such as acquisitions, financings and other corporate opportunities that may be suitable for us and HEPI. To the extent that such opportunities arise, such directors may consult with their legal advisors and make a determination after consideration of a number of factors, including whether such opportunity is presented to any such director in his or her capacity as our director, whether such opportunity is within our line of business or consistent with our strategic objectives and whether we will be able to undertake or benefit from such opportunity. Notwithstanding the foregoing, there can be no assurance that conflicts will be resolved in our favor. See "Risk Factors -- Relationship with HEPI; Conflicts of Interest."

DESCRIPTION OF SECURITIES

Our authorized capital stock immediately prior to the Distribution will consist of 100,000,000  shares of Common Stock, $0.01 par value per share.

The following summary of certain provisions of the Common Stock and does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of our Certificate of Incorporation (the " Articles"), which are included as an exhibit to this Registration/Information Statement, and by the provisions of applicable law.

Holders of Common Stock are entitled to receive dividends as may from time to time be declared by the Board out of funds legally available therefore, subject to any preferential dividend rights of any outstanding class or series of stock, and to one vote per share on all matters on which the holders of Common Stock are entitled to vote. Such holders do not have any cumulative voting rights or preemptive, conversion, redemption or sinking fund rights. In the event of a liquidation, dissolution or winding up, holders of Common Stock are entitled to share equally and ratably in the Company's assets, if any, remaining after the payment of all liabilities of the Company and the liquidation preference of any outstanding class or series of stock. The outstanding shares of Common Stock are, and the shares of Common Stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

The transfer agent and registrar for the Common Stock is Interwest Transfer Company, Inc.

PART II

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND OTHER MATTERS

Prior to the Registration and Distribution, there has been no public market for the Common Stock, and no history of trading prices to report. . There can be no assurance that any trading market will develop or, if a market develops, the prices at which the Common Stock will trade after the Distribution Date.

It is anticipated that the Common Stock will be quoted on the NASD Inc.’s OTC Bulletin Board.   Based on the number of holders of record of HEPI common stock as of March 15, 2007, HPharma is expected to initially have approximately 600 shareholders of record on the Distribution Date. The transfer agent and registrar for the Common Stock will be Interwest Transfer Company, Inc.  No cash dividends have ever been declared on the Common Stock.  There are no restrictions on our ability to pay dividends, subject to compliance with applicable laws.

There are no outstanding warrants or options to purchase, or securities convertible into, our common equity.  We have not agreed to register any shares of Common stock for resale under the Securities Act of 1933, as amended (“Securities Act”).

There are no compensation plans (including individual compensation arrangements) under which our equity securities are presently authorized for issuance.

It is anticipated that the Common Stock distributed to HEPI's shareholders will be freely Transferable, except for shares received by persons who may be deemed to be "affiliates" of HPharma or HEPI, within the meaning of the Securities Act.  Persons who may be deemed to be affiliates of HPharma after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with HPharma, and include the directors and executive officers of HEPI and HPharma and affiliates of HEPI. All the shares of Common Stock held by affiliates of HPharma may generally only be resold (i) in compliance with the applicable provisions of Rule 144 under the Securities Act, (ii) under an effective registration statement under the Securities Act, or (iii) pursuant to an exemption from the registration requirements of the Securities Act. Under Rule 144, an affiliate is entitled to sell, within any three-month period, a number of shares of Common Stock that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly trading volume of the Common Stock during the four calendar weeks preceding the date on which notice of such sale was filed under Rule 144, provided certain requirements concerning availability of public information, manner of sale and notice of sale are satisfied.

After the Distribution, the approximate number of shares of HPharma Common Stock issued and outstanding will be 42 million, of which approximately 2.0 million shares will be held by affiliates and eligible for resale under Rule 144 of the Securities Act.

LEGAL PROCEEDINGS

N/A

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

N/A

RECENT SALES OF UNREGISTERED SECURITIES

From January 10, 2007 (inception) to May 31, 2007, we issued shares of our Common Stock to HEPI in consideration of the rights granted to us under the Pharmaceutical Development Agreement.

To the extent the foregoing transaction constituted a sale of securities, we believe that it was exempt from the registration requirements under the 1933 Act, based on the following facts: there was no general solicitation, there was a single of investor, that was an “accredited investor” (within the meaning of Regulation D under the Securities Act of 1933, as amended) and all shares issued were subject to restriction on transfer, so as to take reasonable steps to insure that steps to assure that HEPI was not an underwriter within the meaning of Section 2(11) under the Act.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

We are permitted under our Certificate of Incorporation to indemnify our directors and officers for liabilities and expenses that they may incur in such capacities to the full extent permitted by Chapter 145 of the Delaware General Corporation Law. In general, under our by-laws, directors and officers are indemnified with respect to actions taken in good faith, provided that such person did not derive an improper personal benefit from the action on which the claim is based.  If a covered person is successful on the merits, such person is entitled to indemnity to the fullest extent permitted by Delaware Law. We expect to obtain director and officer liability insurance prior to or effective on the Distribution.  Our Certificate of Incorporation also provides that no director shall be personally liable us or our stockholders for monetary damages for any breach of fiduciary duty by such director as a director.  Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for breach of the director's duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

PARTF/S FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

Financial Statements of HEPI Pharmaceuticals, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholder

HEPI Pharmaceuticals, Inc.

We have audited the accompanying balance sheet of HEPI Pharmaceuticals, Inc. (a Development Stage Company) (“the Company”) as of March 31, 2007 and the related statements of operations, stockholders’ deficiency and cash flows for the period January 10, 2007 (inception) to March 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  Also, an audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEPI Pharmaceuticals, Inc. at March 31, 2007, and the results of its operations and its cash flows for the period January 10, 2007 (inception) to March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has incurred an operating loss for the period January 10, 2007 (inception) to March 31, 2007, has had no revenues and has not commenced planned principal operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans regarding those matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/WOLINETZ, LAFAZAN & COMPANY, P.C.

WOLINETZ, LAFAZAN & COMPANY, P.C.

Rockville Centre, New York

May 25, 2007

HEPI PHARMACEUTICALS, INC.

(A Development Stage Company)

BALANCE SHEET

March 31, 2007

ASSETS
CURRENT ASSETS:
Cash	$100

Total Current Assets	100

TOTAL ASSETS	$100

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Advances from Parent Company	$85,499
Accrued Liabilities	8,160

Total Current Liabilities	93,659

TOTAL LIABILITIES	93,659
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
Common stock, $.01 par value,
3,000 shares authorized, 100 issued and
outstanding	1
Additional Paid-In Capital	9
Deficit accumulated in the development stage	(93,569)

Total Stockholders' Deficit	(93,559)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$100

The accompanying notes are an integral part of these financial statements.

HEPI PHARMACEUTICALS, INC

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

For the period

January 10, 2007 (inception)

to March 31, 2007

NET SALES	$-

OPERATING EXPENSES:
Selling	500
General and Administrative	28,282
Research and Development	64,127

Total Operating Expenses	92,909

LOSS FROM OPERATIONS	(92,909)

OTHER INCOME (EXPENSE):
Interest Expense - Related Party	(660)

Total Other Income (Expense)	(660)

NET LOSS	$(93,569)

Pro-Forma Basic Loss per Common Share	$(.01)

Pro-Forma Weighted Average Shares Outstanding	8,348,110

The accompanying notes are an integral part of these  financial statements.

HEPI PHARMACEUTICALS, INC.

AUDITED STATEMENT OF STOCKHOLDERS' DEFICIENCY

FOR THE PERIOD JANUARY 10, 2007 (INCEPTION) TO MARCH 31, 2007

			Additional
	Common Stock		Paid in	Accumulated	Deferred
	Shares	Amount	Capital	Deficit	Costs	Total

Balance, January 10, 2007	-	$-	$-	$-	$-	$-

Common stock issued to parent company	100	1	9			10
Net loss for the period				(93,569)		(93,569)

Balance, March 31, 2007	100	$1	$9	$(93,569)	$-	$(93,559)

The accompanying notes are an integral part of these financial statements.

HEPI PHARMACEUTICALS, INC.

(A DEVELOPMENT STAGE ENTERPRISE)

STATEMENT OF CASH FLOWS

For the period

January 10, 2007 (inception) to

March 31, 2007

Cash Flows for Operating Activities:
Net Loss	$(93,569)
Adjustments to reconcile net loss to net cash used
by operating activities:
Changes in assets and liabilities:
Increase in accrued liabilities	8,160

Net Cash (Used) by Operating Activities	(85,409)

Cash Flows from Investing Activities:

Cash Flow from Financing Activities:
Proceeds from parent company advances	85,499
Proceeds from sale of common stock	10
Net Cash Provided by Financing Activities	85,509

Increase in Cash	100

Cash at Beginning of Period	-

Cash at End of Period	$100

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$-
Income Taxes	$-

The accompanying notes are an integral part of these financial statements.

HEPI PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF BUSINESS

HEPI Pharmaceuticals, Inc. (“the Company”) was formed on January 10, 2007 in the State of Delaware.  The Company is wholly-owned subsidiary of Health Enhancement Products, Inc., a publicly owned corporation (the “Parent”).  The Company has selected December 31 as its fiscal year.  The purpose of the Company will be to develop potential pharmaceutical applications of ProAlgaZyme (PAZ), the Parent’s sole product,

The Company has not yet generated any revenues from planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.

NOTE 2 – BASIS OF PRESENTATION

The Company incurred a net loss of $93,569 during the period January 10, 2007 (inception) through March 31, 2007. In addition, the Company had a working capital deficiency of $93,559 and a stockholders' deficiency of $93,559 at March 31, 2007.  These factors raise substantial doubt about the Company's ability to continue as a going concern.

There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources.  The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material adverse effect on its business.  Furthermore, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on the Company's existing stockholders.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

During the period ending March 31, 2007, the Company relied on the parent company, Health Enhancement Products, Inc, for its financing needs.  There can be no assurances that the Parent will be able to continue to provide the needed funds.

The Company is attempting to address its lack of liquidity by raising additional funds, either in the form of debt or equity or some combination thereof.  While the Company intends to raise up to $7 million to fund its operations, including research and development, there can be no assurances that the Company will be able to raise the additional funds it requires.

HEPI PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS [continued]

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents - The Company considers all highly-liquid investments purchased with a maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments – The carrying amounts of cash, accounts payable, accrued liabilities and other current liabilities, and notes and loans payable approximates fair value because of the immediate or short-term maturity of these financial instruments.

Revenue Recognition – For revenue from product sales, the Company will recognize revenue in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition” (SAB No. 104”), which superseded Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (SAB No. 101”).  SAB No. 104 requires that four basic criteria must be met before revenue can be recognized:  (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectability is reasonably assured.  Determination of criteria (3) and (4) are based on management’s judgment regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded.

Research and Development - Research and development costs are expensed as incurred.  The Company accounts for research and development expenses under two main categories:

-

Research Expenses, consisting of salaries, equipment, rental of space and related expenses incurred for product research studies conducted primarily within the Company and by Company personnel.  Research expenses were approximately $17,725 for the period ended March 31, 2007;

-

Clinical Studies Expenses, consisting of fees, charges, and related expenses incurred in the conduct of clinical studies conducted with Company products by independent external entities.  External clinical studies expenses were approximately $45,000 for the period ended March 31, 2007.

HEPI PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS [continued]

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

Income Taxes - The Company accounts for income taxes under the asset and liability method using SFAS No. 109, “Accounting for Income Taxes.”  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance related to deferred tax assets is recorded when it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Accounting Estimates - The preparation of financial statements in conformity with generally-accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimated.

Recently-Enacted Accounting Standards – In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48).  FIN 48 clarifies the accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized.  The minimum threshold is defined in FIN 48 as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.

The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  FIN 48 must be applied to all existing tax positions upon initial adoption.  The cumulative effect of applying FIN 48 at adoption, if any, is to be reported as an adjustment to opening retained earnings for the year of adoption.  FIN 48 is effective for the Company’s yearend 2007, although early adoption is permitted.  The Company is assessing the potential effect of FIN 48 on its financial statements.

Loss Per Share – The computation of loss per share is based on the weighted average number of common shares outstanding during the period presented.  Since the Company has no common stock equivalents, diluted loss per share is the same as basic loss per share.  Pro-forma basic loss per share gives effect to the issuance of an aggregate of 42,262,207 shares of common stock in connection with the proposed distribution, of which approximately 4,226,231 shares will be distributed to the Parent’s shareholders. .

HEPI PHARMACEUTICALS, INC.

NOTES TO FINANCIAL STATEMENTS [continued]

NOTE 4 – LOANS PAYABLE - PARENT

Loans payable to our parent are payable on demand and bear interest at the rate of 10% per annum.  As of March 31, 2007, the outstanding principal amount was $85,499.

NOTE 5 - STOCKHOLDERS’ DEFICIENCY

On January 10, 2007 the Company issued 100 shares of common stock for $10 to its founder and Parent.

On February 15, 2007, the Parent’s board of directors declared a distribution in the form of shares of the common stock of  the Company, to all shareholders of record as of March 15, 2007. Each shareholder of record on the record date will receive 1 share of the Company for every 10 shares of common stock of the Parent they own on the record date. The shares of the Company will be distributed promptly following compliance with applicable laws, including the Parent delivering aRegistration/Information Statement to its stockholders pursuant to the requirements of the Securities Exchange Act of 1934 ("Exchange Act") and the effectiveness of the Company's registration under the Exchange Act. The number of shares to be distributed will at the time of distribution represent 10% of the total outstanding shares of the Company. It is anticipated that the remaining 90% of the equity of the Company will be owned by the Parent.

NOTE 6 - RELATED PARTY TRANSACTIONS

In connection with its formation, the Company entered into a Pharmaceutical Development Agreement with its Parent. Under the Development Agreement, the Company was granted the right to develop the potential pharmaceutical applications of PAZ and its derivatives. In exchange for these rights, the Parent became the sole stockholder of the Company and is entitled to certain payments based on the attainment of specified development milestones and sales revenues.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company currently has no product liability insurance in force and it cannot be certain that it can cover the risks associated with such lack of insurance or that it will be able to obtain and/or maintain such insurance to cover these risks at economically feasible premiums.

DESCRIPTION OF EXHIBITS

Exhibit Number	Title

3.1	Articles of Incorporation of HEPI Pharmaceuticals, Inc., as amended

3.2	By-laws of HEPI Pharmaceuticals, Inc

10.01	Pharmaceutical Development Agreement between HEPI Pharmaceuticals, Inc. and Health Enhancement Products, Inc. dated February 20, 2007

EXHIBIT INDEX

Exhibit Number	Title

3.1	Articles of Incorporation of HEPI Pharmaceuticals, Inc., as amended

3.2	By-laws of HEPI Pharmaceuticals, Inc.

10.01	Pharmaceutical Development Agreement between HEPI Pharmaceuticals, Inc. and Health Enhancement Products, Inc. dated February 20, 2007